As filed with the Securities and Exchange Commission on November 27, 2013.

1933 Act Registration No. 333-140967

1940 Act Registration No. 811-22023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 14	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 15	☒

Nuveen Managed Accounts Portfolios Trust

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 917-7700

Kevin J. McCarthy Vice President and Secretary 333 West Wacker Drive Chicago, Illinois 60606 (Name and Address of Agent for Service)	Copies to: Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)

☒	on November 29, 2013 pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 14

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A — The Prospectus for Municipal Total Return Managed Accounts Portfolio; the Prospectus for Enhanced Multi-Strategy Income Managed Accounts Portfolio

Part B — The Statement of Additional Information for Municipal Total Return Managed Accounts Portfolio; the Statement of Additional Information for Enhanced Multi-Strategy Income Managed Accounts Portfolio

Part C — Other Information

Signatures

Exhibit Index

Exhibits

Prospectus

November 29, 2013

Designed to provide dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Managed Accounts Portfolios Trust

Ticker Symbol
Fund Name

Municipal Total Return Managed Accounts Portfolio	NMTRX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Section 1    Portfolio Summary

Municipal Total Return Managed Accounts Portfolio

Investment Objectives

The primary investment objective of the Portfolio is to seek attractive total return. The Portfolio also seeks to provide high current income exempt from regular federal income taxes.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.09%
Fee Waivers and/or Expense Reimbursements[2]	(0.09)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.00%
1	The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.

2	The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
1 Year	$0	$0
3 Years	$0	$0
5 Years	$0	$0
10 Years	$0	$0

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.

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Section 1    Portfolio Summary

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. These municipal bonds include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Portfolio may invest without limit in securities that generate income subject to the alternative minimum tax. The Portfolio will focus on securities with intermediate to longer term maturities and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of approximately 12 to 25 years.

The Portfolio invests in various types of municipal securities, including investment grade (rated BBB/Baa or better), below investment grade (rated BB/Ba or lower), and unrated municipal securities. The Portfolio may invest up to 50% of its net assets in below investment grade municipal bonds, but will normally invest 10-30% of its net assets in such bonds. Such securities are commonly referred to as “high yield” securities or “junk” bonds. The Portfolio may invest up to 5% of its net assets in defaulted bonds.

The Portfolio will focus on securities with intermediate to longer term maturities and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of approximately 12 to 25 years.

The Portfolio may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Portfolio may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Portfolio may invest up to 50% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Portfolio’s investments in inverse floaters are designed to increase the Portfolio’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Portfolio may also make forward commitments in which the Portfolio agrees to buy a security for settlement in the future at a price agreed upon today.

The Portfolio’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Developed exclusively for use within Nuveen-sponsored separately managed accounts, the Portfolio is a specialized municipal bond portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors. This prospectus should be read in conjunction with the Form ADV of the separately managed account in which you are investing.

Principal Risks

The price and yield of this Portfolio will change daily. You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio, listed alphabetically, include:

Alternative Minimum Tax Risk—The Portfolio has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Portfolio’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding debt instruments held by the Portfolio, performance could be adversely impacted.

Section 1    Portfolio Summary

3

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Also, the Portfolio’s investments in inverse floaters will increase the Portfolio’s credit risk.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Portfolio. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Portfolio’s income could decline during periods of falling interest rates. Also, if the Portfolio invests in inverse floaters, the Portfolio’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the Portfolio’s portfolio will decline because of rising interest rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities. Interest rate risk may be increased by the Portfolio’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the Portfolio creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Portfolio could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Portfolio on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Liquidity Risk—The secondary market for municipal bonds, and particularly for high-yield municipal bonds, tends to be less well developed and less liquid than many other securities markets. As a result, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Portfolio needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. The Portfolio may invest a significant portion of its assets in unrated bonds. The market for these bonds may be less liquid than the market for rated bonds of comparable quality.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Non-Diversification Risk—As a non-diversified portfolio, the Portfolio may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified portfolio.

Political and Economic Risks—The values of municipal securities held by the Portfolio may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Tax Risk—Income from municipal bonds held by the Portfolio could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Zero Coupon Bonds Risk—Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

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Section 1    Portfolio Summary

Portfolio Performance

The following bar chart and table provide some indication of the potential risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart below shows the variability of the Portfolio’s performance from year to year.

Annual Total Return*

*	Year-to-date total return as of September 30, 2013 was -4.76%.

During the five-year period ended December 31, 2012, the Portfolio’s highest and lowest quarterly returns were 10.32% and -5.23%, respectively, for the quarters ended December 31, 2012 and December 31, 2010.

The table below shows the variability of the Portfolio’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception (May 31, 2007)
Return Before Taxes	10.32%	7.60%	7.20%
Return After Taxes on Distributions	10.01%	7.49%	7.10%
Return After Taxes on Distributions and Sale of Shares	8.67%	7.21%	6.85%
Barclays 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.20%	6.21%	6.36%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Section 1    Portfolio Summary

5

Portfolio Manager

Name	Title	Portfolio Manager of Portfolio Since
Martin J. Doyle, CFA	Managing Director and Director, SMA Portfolio Management	May 2007

Purchase and Sale of Shares

Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Fund Advisors, Inc. has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption. There are no minimum initial investment requirements. The municipal separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio.

Shares may be redeemed on any business day. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your municipal separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual municipal bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.

Tax Information

The Portfolio intends to make interest income distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes. The Portfolio may make other distributions they are subject to federal income tax.

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Section 1    Portfolio Summary

Section 2    How We Manage Your Money

To help you better understand the Portfolio, this section includes a detailed discussion of the Portfolio’s investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Portfolio’s investment adviser and also the investment adviser to the separately managed accounts with which the Portfolio is associated, offers advisory and investment management services to a broad range of investment company, institutional and individual clients. Nuveen Fund Advisors has overall responsibility for management of the Portfolio, oversees the management of the Portfolio’s portfolio, manages the Portfolio’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976, and had $214.9 billion of assets under management as of September 30, 2013.

The Portfolio does not pay any direct management or other fees. Nuveen Fund Advisors and its affiliates are absorbing all expenses of operating the Portfolio (other than interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) and do not charge any fees directly to the Portfolio. You should be aware, however, that the Portfolio is an integral part of a municipal separately managed account product managed by Nuveen Fund Advisors and available only through certain separately managed account program sponsors. Participants in these programs pay a fee to the sponsor of the program in connection with their separately managed account. You should read carefully the program brochure provided to you by the sponsor or your investment adviser. That brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to Nuveen Fund Advisors and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the Portfolio. Nuveen Asset Management manages the investment of the Portfolio’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Martin J. Doyle is the portfolio manager of the Portfolio.

•

Martin J. Doyle, CFA, Managing Director and Director, SMA Portfolio Management, joined Nuveen in 1987 and became a portfolio manager in 1998. Since 1999, he has been responsible for overseeing the investment team that manages Nuveen Asset Management’s municipal institutional and separately managed accounts.

Section 2    How We Manage Your Money

7

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio is provided in the statement of additional information.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Portfolio’s annual report for the fiscal year ended July 31, 2013.

The Portfolio’s investment objectives, which are described in the “Portfolio Summary” section, may not be changed without shareholder approval. The Portfolio has adopted a fundamental investment policy pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended (a “Name Policy”). Details about the Portfolio’s Name Policy can be found in the statement of additional information. As a result, the Portfolio’s Name Policy may not be changed without shareholder approval.

The Portfolio’s investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Portfolio’s principal investment strategies are discussed in the “Portfolio Summary” section. These are the strategies that the Portfolio’s investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Portfolio’s investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Portfolio’s sub-adviser uses, or may use, to achieve the Portfolio’s objectives. You should be aware that the Portfolio may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Municipal Obligations

States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The Portfolio may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Portfolio will, in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.

The municipal securities in which the Portfolio invests may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct

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Section 2    How We Manage Your Money

U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

The debt obligations in which the Portfolio invests may have variable, floating, or fixed interest rates.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Asset Management takes into account the size of yield spreads. Yield spread is the additional return the Portfolio may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the Portfolio may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Asset Management evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the Portfolio adequately for the additional interest rate risk the Portfolio must assume, the Portfolio may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the Portfolio may buy more bonds from issuers in that industry.

Credit Quality

The Portfolio has investment strategies requiring it to invest in municipal bonds that have received a particular rating from a rating service, such as Moody’s or Standard & Poor’s. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that the Portfolio may invest in securities rated as low as B, the Portfolio may invest in securities rated B-. Municipal bonds that are rated or deemed to be below investment grade (BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. High yield bonds typically offer higher yields then investment grade bonds with similar maturities but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.

Effective Maturity and Effective Duration

The Portfolio attempts to maintain a specified weighted average effective maturity and/or weighted average effective duration of its portfolio. Generally, the longer the effective maturity or effective duration of the Portfolio’s portfolio, the more sensitive the Portfolio’s net asset value will be to changes in interest rates.

A bond’s maturity is the length of time until the principal is paid back. The effective maturity of a bond may be substantially shorter than its stated or final maturity. In calculating the effective maturity of bonds in the Portfolio’s portfolio, the sub-adviser estimates the shortening effect of expected principal prepayments and call provisions on the bonds’ maturities. Effective maturity provides a better estimate of interest rate risk under normal market conditions than stated maturity, but may underestimate interest rate risk in an environment of rising market interest rates.

Under normal market conditions, the Portfolio will generally maintain a weighted average portfolio duration of approximately 7 to 11 years. Effective duration incorporates a bond’s yield, coupon, final maturity and call features

Section 2    How We Manage Your Money

9

into one number that is designed to estimate how much the value of a bond will change with a given change in interest rates. As a general rule, for every 1% increase or decrease in market interest rates, a bond’s price will change approximately 1% in the opposite direction for every year of the bond’s effective duration. For example, if a bond has an effective duration of 5 years and interest rates increase by 1%, the bond’s price would be expected to decline by approximately 5%. Effective duration is subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. Also, an increase in market interest rates will generally increase a bond’s effective duration, which in turn will make the value of the bond more sensitive to changes in interest rates and result in even steeper price declines in the event of further market interest rate increases. For these reasons, effective duration should not solely be relied upon to indicate the Portfolio’s potential price volatility in relation to changes in market interest rates.

Inverse Floaters

The Portfolio may invest in inverse floaters issued in tender option bond (“TOB”) transactions. In a TOB transaction, one or more highly-rated municipal bonds are deposited into a special purpose trust that issues floating rate securities (“floaters”) to outside parties and inverse floaters to long-term investors like the Portfolio. The floaters pay interest at a rate that is reset periodically (generally weekly) to reflect current short-term tax-exempt interest rates. Holders of the floaters have the right to tender such securities back to the TOB trust for par plus accrued interest (the “put option”), typically on seven days’ notice. Holders of the floaters are paid from the proceeds of a successful remarketing of the floaters or by a liquidity provider in the event of a failed remarketing. The inverse floaters pay interest at a rate equal to (a) the interest accrued on the underlying bonds, minus (b) the sum of the interest payable on the floaters and fees payable in connection with the TOB. Thus, the interest payments on the inverse floaters will vary inversely with the short-term rates paid on the floaters. Holders of the inverse floaters typically have the right to simultaneously (a) cause the holders of the floaters to tender those floaters to the TOB trust at par plus accrued interest and (b) purchase the municipal bonds from the TOB trust.

Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The effective leverage created by any TOB transaction depends on the value of the securities deposited in the TOB trust relative to the value of the floaters it issues. The higher the percentage of the TOB trust’s total value represented by the floaters, the greater the effective leverage. For example, if municipal bonds worth $100 are deposited in a TOB trust and the TOB trust issues floaters worth $75 and inverse floaters worth $25, the TOB trust will have a leverage ratio of 3:1 and the inverse floaters will exhibit price movements at a rate that is four times that of the underlying bonds deposited into the trust. If that same TOB trust were to issue only $50 of floaters, the leverage ratio would be 1:1 and the inverse floaters would exhibit price movements at a rate that is only two times that of the underlying bonds.

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Section 2    How We Manage Your Money

Short-Term Investments

Under normal market conditions, the Portfolio may invest up to 20% of its net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. The Portfolio may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the Portfolio invests in taxable securities, it may not be able to achieve its investment objectives.

The Portfolio may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions or to keep cash on hand fully invested. During these periods, the weighted average maturity of the Portfolio’s investment portfolio may fall below the defined range described above under “Portfolio Maturity and Duration” and the Portfolio may not achieve its objectives. The Portfolio does not expect to invest substantial amounts in short-term investments as a defensive measure except under extraordinary circumstances.

For more information on eligible short-term investments, see the statement of additional information.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

The Portfolio may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date.

Municipal “forwards” pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if the Portfolio’s investment adviser knows that a portfolio bond will be or is likely to be called or mature on a specific future date, the Portfolio may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate. Also, the Portfolio may invest up to 15% of its net assets in forwards that do not serve to replace a specific bond.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Portfolio’s statement of additional information. A list of the Portfolio’s portfolio holdings is available on the Portfolio’s website—www.nuveenassetmanagement.com—by clicking the “Municipal Fixed Income” link, then click the “Investment Resources” link, then click the “Product Literature” link, then click the “Total Return SMA” link, and then click the “NAM Managed Accounts Portfolio Solutions Holdings” link. By following these links, you can obtain a complete list of the Portfolio’s holdings as of the end of the most recent month. This information will remain available on the website until the Portfolio files with the Securities and Exchange Commission its annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Investment Philosophy

Nuveen Asset Management believes that the tax treatment of municipal securities and the structural characteristics in the municipal securities market create opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors.

Section 2    How We Manage Your Money

11

Investment Process

Nuveen Asset Management believes that a value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Asset Management’s investment process are:

•	Credit analysis and surveillance

•	Sector analysis

•	Limited industry concentration

•	Trading strategies

•	Sell discipline

•	Yield curve and structural analysis

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Portfolio. These risks are listed alphabetically below. Because of these risks, you should consider an investment in the Portfolio to be a long-term investment.

Principal Risks

Alternative minimum tax risk: The Portfolio has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Portfolio’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call risk: Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Portfolio is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Portfolio would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income.

Credit risk: The Portfolio is subject to the risk that an issuer of a debt security held by the Portfolio, or to which the Portfolio otherwise has exposure, may be unable or unwilling to make required interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of the Portfolio, and can also affect the bond’s liquidity and make it more difficult for the Portfolio to sell. When the Portfolio purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. Credit risk may be increased by the Portfolio’s investments in inverse floaters because of the leveraged nature of these investments.

12

Section 2    How We Manage Your Money

Defaulted bond risk: Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Portfolio generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a defaulted bond, the Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted bonds and any securities received in exchange for defaulted bonds may be subject to restrictions on resale.

High yield securities risk: The Portfolio may invest in securities that are rated below-investment grade, which are commonly referred to as “high yield” securities or “junk bonds.” High yield securities usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, liquidity risk is greater for high yield securities than for investment grade securities.

Income risk: The Portfolio’s income could decline in a falling interest rate environment because the Portfolio generally will have to invest the proceeds from sales of Portfolio shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call risk” above), in lower-yielding securities. Also, if the Portfolio invests in inverse floaters, whose income payments vary inversely with changes in short-term market rates, the Portfolio’s income may decrease if short-term interest rates rise.

Interest rate risk: Debt securities held by the Portfolio will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Portfolio’s investment in inverse floaters and forward commitments because of the leveraged nature of these investments.

Inverse floaters risk: The use of inverse floaters by the Portfolio creates effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of recourse inverse floaters (discussed below), the risk that the Portfolio may lose more than its original principal investment.

Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Portfolio on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse

Section 2    How We Manage Your Money

13

floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

The Portfolio may invest in recourse inverse floaters. With such an investment, the Portfolio will be required to reimburse the liquidity provider of a TOB trust for any shortfall between the outstanding amount of any floaters and the value of the municipal bonds in the TOB trust in the event the floaters cannot be successfully remarketed, which could cause the Portfolio to lose money in excess of its investment.

A TOB trust may be terminated without the Portfolio’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the Portfolio will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the Portfolio may lose some or all of the principal amount of its investment in the inverse floaters. As noted above, in the case of recourse inverse floaters, the Portfolio could lose money in excess of its investment.

Liquidity risk: The secondary market for municipal bonds, and particularly for high-yield municipal bonds, tends to be less well developed and less liquid than many other securities markets. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. As a result of reduced liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Portfolio needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. The Portfolio may invest a significant portion of its assets in unrated bonds. The market for these bonds may be less liquid than the market for rated bonds of comparable quality.

Municipal lease obligations risk: The Portfolio may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the Portfolio might not recover the full principal amount of the obligation.

Non-diversification risk: The Portfolio is non-diversified and may invest a larger portion of its assets in a fewer number of issuers than a diversified portfolio. Because a relatively high percentage of the Portfolio’s assets may be invested in the securities of a limited number of issuers, the Portfolio’s portfolio may be more susceptible to any single economic, business, political or regulatory occurrence than the portfolio of a diversified fund.

Political and economic risks: The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local

14

Section 2    How We Manage Your Money

economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Portfolio invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events.

To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal bond issuers in that state or territory and therefore the value of the Portfolio’s investment portfolio.

Tax risk: Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolio and the value of the Portfolio’s portfolio would be adversely affected.

Zero coupon bonds risk: As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

Other Risks

Borrowing risk: The Portfolio may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of the Portfolio’s shares and may affect the Portfolio’s net income. When the Portfolio borrows money, it must pay interest and other fees, which will reduce the Portfolio’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Section 2    How We Manage Your Money

15

When-issued, delayed-delivery and forward commitment transactions risk: These transactions involve an additional element of risk because, although the Portfolio will not have made any cash outlay prior to the settlement date, the value of the security to be purchased may decline before that settlement date.

16

Section 2    How We Manage Your Money

Section 3    General Information

Eligible Investors

Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Fund Advisors has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption.

Calculation of Share Price

Shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Portfolio receives your order. Orders will generally be placed on your behalf by Nuveen Fund Advisors as manager of your municipal separately managed account. Orders received by the Portfolio, and verified as described below, before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

The timing of the investment in the Portfolio as part of your separately managed account will depend on several factors, including, but not limited to, verification with your financial advisor or firm that Nuveen Fund Advisors is authorized to trade on behalf of the separately managed account, confirmation of the separately managed account investment parameters, funding of the account, liquidation of existing securities, and specific order placement procedures of separately managed account sponsors.

Investment Minimums

There are no minimum initial investment requirements. The municipal separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio. The Portfolio, however, reserves the right to reject purchase orders and to implement portfolio-level minimum investment requirements.

Redemption Procedures

Shares may be redeemed on any business day, which is any day the NYSE is open for business. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your municipal separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual municipal bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price.

Section 3     General Information

17

In most cases, purchase and redemption orders are made to the broker-dealer who executes trades for the applicable separately managed account based on instructions from the separately managed account adviser in its capacity as investment adviser or sub-adviser to the account.

Redemptions may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Portfolio may delay redemption payments for more than seven days as permitted by law.

The Portfolio declares tax-free dividends daily and pays such dividends monthly, usually on the first business day of the month. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. The Portfolio declares and pays any taxable capital gains or other taxable distributions once a year at year end.

Dividends and capital gains and other distributions will be paid only in cash and will not be reinvested in additional shares of the Portfolio. For further information, contact your financial advisor or call Nuveen Investments at (800) 257-8787.

Taxes and Tax Reporting

Because the Portfolio invests primarily in municipal bonds, the regular monthly dividends you receive will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax.

Although the Portfolio does not seek to realize taxable income or capital gains, the Portfolio may realize and distribute taxable income or capital gains from time to time as a result of the Portfolio’s normal investment activities. The Portfolio’s distributions of these amounts are taxed as ordinary income or capital gains. These distributions may also be subject to state and local tax. Distributions from the Portfolio’s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The Portfolio’s taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

For taxable years beginning after 2012, individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). “Net investment income” does not include exempt interest dividends.

Early in each year, you will receive a statement detailing the amount and nature of all income and capital gains that you were paid during the prior year. You will receive the statement from the sponsor of your separately managed account program.

18

Section 3     General Information

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the Portfolio may affect the taxation of your benefits.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying Portfolio shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal on an after tax basis a stated federal tax-free yield on a municipal investment. To assist you in comparing municipal investments like the Portfolio with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalent of Tax-Free Yields	To Equal a Tax-Free Yield of:
	2.00%	3.00%	4.00%	5.00%
Tax Bracket:	A Taxable Investment Would Need to Yield:
25%	2.67%	4.00%	5.33%	6.67%
28%	2.78%	4.17%	5.56%	6.94%
33%	2.99%	4.48%	5.97%	7.46%
35%	3.08%	4.62%	6.15%	7.69%
39.6%	3.31%	4.97%	6.62%	8.28%
43.4%*	3.53%	5.30%	7.07%	8.83%
*	This is the maximum stated regular federal tax rate of 39.6% plus the 3.8% Medicare tax imposed on the net investment income of certain taxpayers. The Medicare tax could also apply to taxpayers in other tax brackets.

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax advisor.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on the Portfolio’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for the Portfolio by taking the value of the total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations

Section 3     General Information

19

obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Portfolio’s investment adviser or sub-adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Portfolio may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Portfolio may rely on an independent fair valuation service in making any such fair value determinations. If the Portfolio holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Portfolio and has delegated the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Because the Portfolio is designed to be a component of a separately managed account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. The Portfolio is managed in a manner that is consistent with its role in the separately managed account. Because all purchase and redemption orders are initiated by Nuveen Fund Advisors, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Portfolio.

20

Section 3     General Information

The custodian of the assets of the Portfolio is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the Portfolio. The Portfolio’s transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 3     General Information

21

Section 4    Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio. The information has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Portfolio’s financial statements, are included in the annual report, which is available upon request.

Municipal Total Return Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(e)
2013	$11.13	$.46	$(.82)	$(.36)	$(.47)	$(.17)	$(.64)	$10.13	(3.54)%	$303,672	—	%*	4.17%	25%
2012	10.22	.51	.95	1.46	(.52)	(.03)	(.55)	11.13	14.66	268,776	—		4.75	29
2011	10.42	.54	(.11)	.43	(.54)	(.09)	(.63)	10.22	4.38	173,359	.01		5.33	17
2010	9.80	.52	.60	1.12	(.50)	—	(.50)	10.42	11.68	140,543	—		5.06	40
2009	9.78	.49	.01	.50	(.48)	—	(.48)	9.80	5.35	92,354	—		5.12	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, in the most recent shareholder report.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Rounds to less than .01%.

22

Section 4    Financial Highlights

Nuveen Managed Accounts Portfolios Trust

Several additional sources of information are available to you, including the codes of ethics adopted by the Portfolio, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Portfolio included in this prospectus. Additional information about the Portfolio’s investments is available in the annual and semi-annual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787 or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Portfolio information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Portfolio information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Portfolio is a series of Nuveen Managed Accounts Portfolios Trust, whose Investment Company Act file number is 811-22023

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-MAPS-1113P

Prospectus

November 29, 2013

For investors seeking the potential for total return.

Nuveen Managed Accounts Portfolios Trust

Ticker Symbol
Fund Name

Enhanced Multi-Strategy Income Managed Accounts Portfolio	NEMPX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Section 1    Portfolio Summary

Enhanced Multi-Strategy Income Managed Accounts Portfolio

Investment Objectives

The primary investment objective of the Portfolio is total return, with current income as a secondary objective.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None

Annual Portfolio Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses	2.11%
Total Annual Portfolio Operating Expenses	2.11%
Fee Waivers and/or Expense Reimbursements[2]	(2.11)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.00%

1	The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.

2	The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption	No Redemption
1 Year	$0	$0
3 Years	$0	$0
5 Years	$0	$0
10 Years	$0	$0

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 201% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Portfolio invests at least 80% of its net assets in fixed income securities. The Portfolio will invest in various types of debt securities, including U.S. Treasury and U.S. agency bonds, U.S. investment grade corporate debt securities, U.S. high yield corporate debt securities, U.S. dollar-denominated non-U.S. government

2

Section 1    Portfolio Summary

bonds, non-U.S. dollar non-U.S. government bonds, emerging market debt, and other short-term securities. In addition, the Portfolio may invest a substantial portion of its assets in mortgage-backed securities, including U.S. agency mortgage backed securities and commercial mortgage backed securities, and asset-backed securities. The Portfolio may also engage in repurchase, reverse repurchase, dollar rolls and forward purchase agreements (these investments will generally be short-term in nature and are primarily used to seek to enhance total return and manage liquidity).

The Portfolio may invest up to 50% of its net assets in securities that are rated below investment grade or securities that are unrated but deemed by the portfolio managers to be of equivalent quality. Such securities are commonly referred to as “high-yield” securities or “junk bonds”, which includes U.S. and non-U.S. high yield corporate bonds and securities. The Portfolio may invest up to 25% of its net assets in the debt of non-U.S. issuers, including up to 25% of its net assets in obligations of non-U.S. entities that are located in emerging markets.

Under normal market conditions, the portfolio managers expect the Portfolio to maintain an intermediate term average duration, which will generally fall within four to seven years.

The Portfolio may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Portfolio may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Portfolio or for speculative purposes in an effort to increase the Portfolio’s yield or to enhance returns. The Portfolio may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Portfolio is primarily seeking to enhance returns, rather than offset the risk of other positions.

Developed exclusively for use within Nuveen-sponsored separately managed accounts, the Portfolio is a specialized portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio enables certain Nuveen separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors. This prospectus should be read in conjunction with the Form ADV of the separately managed account in which you are investing.

Principal Risks

The price and yield of this Portfolio will change daily. You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio, listed alphabetically, include:

Call Risk—If an issuer calls higher-yielding debt instruments held by the Portfolio, performance could be adversely impacted.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio’s portfolio.

Credit Risk—Credit risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Derivatives Risk—The use of derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

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Dollar Roll Transaction Risk—The use of dollar rolls can increase the volatility of the Portfolio’s share price, and it may have an adverse impact on performance unless the sub-adviser correctly predicts mortgage prepayments and interest rates.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Portfolio. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Portfolio’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the Portfolio’s portfolio will decline because of rising interest rates. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

Mortgage- and Asset-Backed Securities Risk—These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries. Also, changes in currency exchange rates may affect the Portfolio’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

Portfolio Performance

The following bar chart and table provide some indication of the potential risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart below shows the variability of the Portfolio’s performance from year to year.

Annual Total Return*

*	Year-to-date total return as of September 30, 2013 was 1.76%.

During the five-year period ended December 31, 2012, the Portfolio’s highest and lowest quarterly returns were 13.90% and -2.75%, respectively, for the quarters ended December 31, 2012 and June 30, 2008.

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The table below shows the variability of the Portfolio’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Portfolio shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Years	Since Inception (December 27, 2007)
Return Before Taxes	13.90%	12.26%	12.49%
Return After Taxes on Distributions	10.92%	8.58%	8.82%
Return After Taxes on Distributions and Sale of Shares	9.03%	8.47%	8.68%
Barclays Credit/Mortgage Index (reflects no deduction for fees, expenses or taxes)	5.64%	6.57%	6.74%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Portfolio Since
Timothy A. Palmer, CFA	Managing Director	January 2011
Jeffrey J. Ebert, CFA	Senior Vice President	January 2011
Marie A. Newcome, CFA	Vice President	January 2011

Purchase and Sale of Shares

Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Fund Advisors, Inc. has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption. There are no minimum initial investment requirements. The separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio.

Shares may be redeemed on any business day. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.

Tax Information

The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan.

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Section 2    How We Manage Your Money

To help you better understand the Portfolio, this section includes a detailed discussion of the Portfolio’s investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Portfolio’s investment adviser and also the investment adviser to the separately managed accounts with which the Portfolio is associated, offers advisory and investment management services to a broad range of investment company, institutional and individual clients. Nuveen Fund Advisors has overall responsibility for management of the Portfolio, oversees the management of the Portfolio’s portfolio, manages the Portfolio’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976, and had $214.9 billion of assets under management as of September 30, 2013.

The Portfolio does not pay any direct management or other fees. Nuveen Fund Advisors and its affiliates are absorbing all expenses of operating the Portfolio (other than interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) and do not charge any fees directly to the Portfolio. You should be aware, however, that the Portfolio is an integral part of a municipal separately managed account product managed by Nuveen Fund Advisors and available only through certain separately managed account program sponsors. Participants in these programs pay a fee to the sponsor of the program in connection with their separately managed account. You should read carefully the program brochure provided to you by the sponsor or your investment adviser. That brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to Nuveen Fund Advisors and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the Portfolio. Nuveen Asset Management manages the investment of the Portfolio’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

The portfolio managers of the Portfolio are Timothy A. Palmer, Jeffrey J. Ebert and Marie A. Newcome.

•

Timothy A. Palmer, CFA, entered the financial services industry in 1986 and became a portfolio manager in 1990. He joined FAF in 2003 and most recently served as Senior Fixed-Income Portfolio Manager at FAF

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until joining Nuveen Asset Management. He joined Nuveen Asset Management as Managing Director, Portfolio Manager and Head of Global Bonds and Emerging Markets Sector Teams on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•

Jeffrey J. Ebert, CFA, entered the financial services industry in 1991 when he joined FAF. He became a portfolio manager in 2001 and most recently served as Head of Investment Grade Credit Sector Team at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of High-Grade Credit Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

•

Marie A. Newcome, CFA, entered the financial services industry in 1992 and joined FAF in 2004. She became a portfolio manager in 2005 and most recently served as Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. She joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio is provided in the statement of additional information.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Portfolio’s annual report for the fiscal year ended July 31, 2013.

The Portfolio’s investment objective, which is described in the “Portfolio Summary” section, may not be changed without shareholder approval.

The Portfolio’s investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Portfolio’s principal investment strategies are discussed in the “Portfolio Summary” section. These are the strategies that the Portfolio’s investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Portfolio’s investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Portfolio’s sub-adviser uses, or may use, to achieve the Portfolio’s objectives. You should be aware that the Portfolio may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Maturity and Duration

Maturity measures the time until a bond makes its final payment. The Portfolio will generally maintain, under normal market conditions, an investment portfolio with a weighted average maturity target of approximately six to ten years.

Duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments, final maturity and, in the

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case of a bond with an embedded option (e.g., the right of the issuer to call the bond prior to maturity, or a sinking fund schedule), the probability that the option will be exercised. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates. For example, if a bond has an effective duration of five years, its value will decrease by approximately 5% if interest rates rise by 1%. Under normal market conditions, the Portfolio expects to maintain an intermediate term average duration, which will generally fall within four to seven years.

Credit Quality

The Portfolio may purchase bonds that are rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency (Moody’s Investors Service, Standard and Poor’s, or Fitch Ratings) or, if unrated, are deemed by Nuveen Asset Management to be of comparable quality. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that the Portfolio may invest in securities rated as low as B, the Portfolio may invest in securities rated B-.

The Portfolio may invest up to 50% of its net assets in bonds that are rated below investment grade (BB/Ba or lower) at the time of purchase by at least one independent rating agency or, if unrated, are deemed by Nuveen Asset Management to be of comparable quality. Securities that are rated or deemed to be below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds. They typically offer higher yields but involve greater risks, including a greater possibility of default or bankruptcy, and increased market price volatility.

The Portfolio may invest up to 3% of its net assets in defaulted securities. “Defaulted” means that the bond’s issuer has not paid principal or interest on time.

Corporate Debt Securities

The Portfolio may invest in corporate debt securities. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt securities may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. The Portfolio may invest in below investment-grade corporate debt securities, commonly referred to as “high yield,” “high risk” or “junk” bonds.

Asset-Backed Securities

The Portfolio may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The

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securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

Mortgage-Backed Securities

The Portfolio may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities in the United States are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.

U.S. Government Obligations

The Portfolio may invest in U.S. government securities. U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Non-U.S. Securities

The Portfolio may invest in the debt of non-U.S. issuers. Within the Portfolio, bond exposure in any single country will not be more than 20 percentage points greater than its country weight in the Citigroup World Government Bond Index (WGBI) Ex-U.S. Hedged and the bond exposure to any geographic region will not be more than 40 percentage points greater than its region weight in the WGBI Ex-U.S. Dollar Hedged. The regions in the WGBI are Europe, North America, South America, Africa/Middle East and Asia/Oceania.

The Portfolio will classify an issuer of a security as being a U.S. or non-U.S. company based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary stock exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

The Portfolio may invest in companies located in emerging markets. Emerging market countries include any country other than Canada, the United States and countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherland, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Currency Forward Contracts

The Portfolio may purchase currency forward contracts. Currency forward contracts, including Non-Deliverable Forwards (NDFs), involve obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is

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entered into. These contracts are traded in the over-the-counter derivatives market and entered into directly between currency traders and their customers. An NDF is a particular type of cash-settled forward contract that is generally used to gain exposure to a non-convertible or relatively thinly traded non-U.S. currency. NDFs are often used when seeking to take positions in the currencies of emerging market countries. When taking positions in the currencies of developed countries, the Portfolio may enter into traditional forward contracts, with the added requirement that the contract settle only in cash (i.e., delivery of the underlying currency may not be used to settle the contract). A cash-settled forward contract generally does not require any initial cash outlay by the Portfolio.

Within the Portfolio, currency exposure in any single country will not be more than 20 percentage points of net assets greater than its country weight in the Citigroup WGBI Ex US-Dollar Hedged weight and the currency exposure to any geographic region will not be more than 40 percentage points of net assets greater than its region weight in the WGBI Ex US-Dollar Hedged weight. The regions in the WGBI index are Europe, North America, South America, Africa/Middle East and Asia/Oceania.

Including securities denominated in non-U.S. currencies and long currency forwards, and excluding instances where an investment denominated in a non- U.S. currency has been hedged to reduce or remove that currency exposure, the Portfolio may invest such that up to 50% of the Portfolio’s net assets may be long positions in non-U.S. dollar currencies. Up to 25% of the Portfolio’s net assets may be exposed to net short positions in non-U.S. dollar currencies, including times when the Portfolio has no net long exposure to any non-U.S. dollar currencies.

Cash Equivalents and Short-Term Investments

The Portfolio may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Portfolio’s principal investment strategies. The Portfolio may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep the Portfolio from participating in a market upswing and prevent the Portfolio from achieving its investment objective.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

The Portfolio may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date.

“Forwards” pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if the Portfolio’s investment adviser knows that a portfolio bond will be or is likely to be called or mature on a specific future date, the Portfolio may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Repurchase Agreements

The Portfolio may also engage in repurchase, reverse repurchase and forward purchase agreements. These investments will generally be short-term in nature and are primarily used to seek to enhance returns and manage liquidity.

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Derivatives

The Portfolio may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps total return swaps, and credit default swaps; and options on swap agreements. The Portfolio may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Portfolio may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Portfolio or for speculative purposes in an effort to increase the Portfolio’s yield or to enhance returns. The Portfolio may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Portfolio is primarily seeking to enhance returns, rather than offset the risk of other positions. The Portfolio may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Private Placements

The Portfolio may invest in private placements to seek to enhance yield.

Investment Companies and Other Pooled Investment Vehicles

The Portfolio may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”). In addition, the Portfolio may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Portfolio may invest directly. An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in a pooled investment vehicle, the Portfolio will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the Portfolio’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Portfolio invests in other pooled investment vehicles. In addition, the Portfolio will incur brokerage costs when purchasing and selling shares of ETFs. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Generally, investments in ETFs are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on the Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Portfolio. The Portfolio may rely on these exemptive orders in order to invest in unaffiliated ETFs

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beyond the foregoing statutory limitations. Subject to certain conditions, the Portfolio also may invest in money market funds beyond the statutory limits described above.

Disclosure of Portfolio Holdings

A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Portfolio’s statement of additional information. The Portfolio files a schedule of its portfolio holdings with the Securities and Exchange Commission on a quarterly basis, on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

Nuveen Asset Management takes an objective approach to the market in selecting securities for the Portfolio. Depending on the market conditions, Nuveen Asset Management may emphasize sector rotation, security selection, or yield-curve positioning as the best way to achieve Portfolio goals of consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. Nuveen Asset Management is supported by a fixed income strategy committee which provides economic analysis and asset allocation input into the investment decision process, sector teams which provide input into the attractiveness of individual fixed income sectors and research analysts which provide analysis on individual potential portfolio investments.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Portfolio. These risks are listed alphabetically below. Because of these risks, you should consider an investment in the Portfolio to be a long-term investment.

Principal Risks

Call risk: Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Portfolio is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Portfolio would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income.

Credit risk: The Portfolio is subject to the risk that an issuer of a debt security held by the Portfolio, or to which the Portfolio otherwise has exposure, may be unable or unwilling to make required interest and principal payments and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Debt securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a debt security may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the security and in shares of the

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Portfolio and can also affect the bond’s liquidity and make it more difficult for the Portfolio to sell. When the Portfolio purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Currency risk: Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities, and hence will affect the net asset value of the Portfolio that invests in such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Portfolio that invests in such non-U.S. dollar denominated securities.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Portfolio will not correlate with the asset, index or rate underlying the derivative contract.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contracts. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives in an effort to enhance the Portfolio’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio.

In addition, when the Portfolio engages in certain derivative transactions it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the Portfolio’s shares and can result in losses that exceed the amount originally invested. The success of the Portfolio’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The Portfolio may also enter into OTC transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means the Portfolio may not be able to close out a derivatives transaction in a cost-efficient manner.

The Portfolio may take short positions in derivatives, which may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).

Recent legislation requires the development of a new regulatory framework for the derivatives market. The impact of the new regulations is still

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unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Portfolio’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Portfolio as well as the Portfolio’s ability to pursue its investment objectives through the use of such instruments.

Dollar roll transaction risk: In a dollar roll transaction, the Portfolio sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the Portfolio gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of the Portfolio unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit the Portfolio may depend upon the sub-adviser’s ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by the Portfolio increases the amount of the Portfolio’s assets that are subject to market risk, which could increase the volatility of the price of the Portfolio’s shares.

High yield securities risk: The Portfolio may invest in securities that are rated below investment grade, which are commonly referred to as “high yield” securities or “junk bonds.” High yield securities usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, liquidity risk is greater for high yield securities than for investment grade securities.

Income risk: The Portfolio’s income could decline in a falling interest rate environment because the Portfolio generally will have to invest the proceeds from sales of Portfolio shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call risk” above), in lower-yielding securities.

Interest rate risk: Debt securities held by the Portfolio will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Mortgage- and asset-backed securities risk: The value of the Portfolio’s mortgage- and asset-backed securities can fall if the owners of the underlying mortgages or other obligations pay off their mortgages or other obligations sooner than expected, which could happen when interest rates fall or for other reasons. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, which would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

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Section 2    How We Manage Your Money

A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a certain mortgage-back securities defaults, the value of that security may decrease. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.

Non-U.S./emerging markets risk: Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets. To the extent the Portfolio is allowed to invest in depositary receipts, the Portfolio will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

•

The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

•

Non-U.S. securities traded or foreign exchanges, particularly in emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. exchange transactions.

•

The Portfolio’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Portfolio also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the Portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Section 2    How We Manage Your Money

15

•

Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•

Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Other Risks

Other investment companies: When the Portfolio invests in other investment companies, you bear both your proportionate share of Portfolio expenses and, indirectly, the expenses of the other investment companies.

When-issued, delayed-delivery and forward commitment transactions risk: These transactions involve an additional element of risk because, although the Portfolio will not have made any cash outlay prior to the settlement date, the value of the security to be purchased may decline before that settlement date.

Zero coupon bonds risk: As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

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Section 2    How We Manage Your Money

Section 3    General Information

Eligible Investors

Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Fund Advisors has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption.

Calculation of Share Price

Shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Portfolio receives your order. Orders will generally be placed on your behalf by Nuveen Fund Advisors as manager of your municipal separately managed account. Orders received by the Portfolio, and verified as described below, before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

The timing of the investment in the Portfolio as part of your separately managed account will depend on several factors, including, but not limited to, verification with your financial advisor or firm that Nuveen Fund Advisors is authorized to trade on behalf of the separately managed account, confirmation of the separately managed account investment parameters, funding of the account, liquidation of existing securities, and specific order placement procedures of separately managed account sponsors.

Investment Minimums

There are no minimum initial investment requirements. The separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio. The Portfolio, however, reserves the right to reject purchase orders and to implement portfolio-level minimum investment requirements.

Redemption Procedures

Shares may be redeemed on any business day, which is any day the NYSE is open for business. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual securities or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading on the NYSE (normally 4:00 p.m. New York time) for you to receive that day’s price.

In most cases, purchase and redemption orders are made to the broker-dealer who executes trades for the applicable separately managed account

Section 3    General Information

17

based on instructions from the separately managed account adviser in its capacity as investment adviser or sub-adviser to the account.

Redemptions may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Portfolio may delay redemption payments for more than seven days as permitted by law.

The Portfolio declares dividends daily and pay such dividends monthly. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. The Portfolio seeks to pay monthly dividends at a level rate that reflects the past and projected net income of the Portfolio. To help maintain more stable monthly distributions, the distribution paid by the Portfolio for any particular monthly period may be more or less than the amount of net income actually earned by the Portfolio during such period, and any such under- (or over-) distribution of income is reflected in the Portfolio’s net asset value. This policy is designed to result in the distribution of substantially all of the Portfolio’s net income over time. The Portfolio declares and pays any taxable capital gains once a year at year end.

Dividends and capital gains and other distributions will be paid only in cash and will not be reinvested in additional shares of the Portfolio. For further information, contact your financial advisor or call Nuveen Investments at (800) 257-8787.

Non-U.S. Income Tax Considerations

Investment income that the Portfolio receives from its non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Portfolio distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Portfolio will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time the Portfolio holds its assets). Distributions from the Portfolio’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Portfolio that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Portfolio has held the portfolio securities it sold and not on how long you have owned your Portfolio shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all income and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Portfolio shares, you will receive the statement from that firm. If you hold your

18

Section 3    General Information

shares directly with the Portfolio, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between Portfolios is generally the same as a sale.

Please note that if you do not furnish the Portfolio with your correct Social Security number or employer identification number, you fail to provide certain certifications to the Portfolio, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Portfolio to withhold, federal law requires the Portfolio to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying Portfolio shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on the Portfolio’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for the Portfolio by taking the value of the total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Portfolio’s investment adviser or sub-adviser. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, the Portfolio may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. The Portfolio may rely on an independent fair valuation service in making any such fair value determinations. If the Portfolio holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on

Section 3    General Information

19

days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Portfolio and has delegated the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Because the Portfolio is designed to be a component of a separately managed account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. The Portfolio is managed in a manner that is consistent with its role in the separately managed account. Because all purchase and redemption orders are initiated by Nuveen Fund Advisors, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Portfolio.

The custodian of the assets of the Portfolio is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the Portfolio. The Portfolio’s transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

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Section 3    General Information

Section 4    Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio. The information has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Portfolio’s financial statements, are included in the annual report, which is available upon request.

Enhanced Multi-Strategy Income Managed Accounts Portfolio

		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended July 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)	Ratios of Net Investment Income to Average Net Assets(c)	Portfolio Turnover Rate(d)(e)
2013	$10.59	$.39	$.19	$.58	$(.58)	$(.22)	$(.80)	$10.37	5.58%	$5,474	0.00%	3.63%	201%
2012	10.79	.47	.50	.97	(.65)	(.52)	(1.17)	10.59	9.99	5,591	—	4.58	55
2011	11.75	.64	.16	.80	(.79)	(.97)	(1.76)	10.79	7.44	5,665	—	5.68	137
2010	10.56	.71	1.42	2.13	(.94)	—	(.94)	11.75	20.88	6,336	.00	6.34	169
2009	9.81	1.08	.72	1.80	(.85)	(.20)	(1.05)	10.56	20.12	5,711	.00	11.15	439

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	Excluding dollar roll transactions, where applicable.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases and sales (as disclosed in Note 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

Section 4    Financial Highlights

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Nuveen Managed Accounts Portfolios Trust

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

Several additional sources of information are available to you, including the codes of ethics adopted by the Portfolio, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Portfolio included in this prospectus. Additional information about the Portfolio’s investments is available in the annual and semi-annual reports to shareholders. In the Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Portfolio’s most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787 or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Portfolio information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Portfolio information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The Portfolio is a series of Nuveen Managed Accounts Portfolios Trust, whose Investment Company Act file number is 811-22023.

MPR-EIMAP-1113P

November 29, 2013

Municipal Total Return Managed Accounts Portfolio

Ticker Symbol: NMTRX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated November 29, 2013 for Municipal Total Return Managed Accounts Portfolio (the “Portfolio”), a series of Nuveen Managed Accounts Portfolios Trust. A Prospectus may be obtained without charge by written request to Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for the Portfolio’s most recent fiscal year appear in the Portfolio’s Annual Report dated July 31, 2013, which is incorporated herein by reference and is available without charge by calling (800) 257-8787.

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GENERAL INFORMATION

The Portfolio is a non-diversified series of Nuveen Managed Accounts Portfolios Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on November 14, 2006. The Trust is a series company under Rule 18f-2 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has two series. As a series of the Trust, the Portfolio represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. The Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts. The Portfolio’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Portfolio’s sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of the Portfolio.

INVESTMENT RESTRICTIONS

The investment objectives and certain investment policies of the Portfolio are described in the Prospectus. The Portfolio, as a fundamental policy, may not, without the approval of the holders of a majority of the Portfolio’s outstanding voting shares:

(1) Invest more than 10% of its total assets in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except the Portfolio may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Portfolio already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management, the Portfolio’s investment adviser, determines such investment should enable the Portfolio to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal income taxes.

(2) Borrow money, except as permitted by the Investment Company Act of 1940 (the “1940 Act”) and exemptive orders granted thereunder.

(3) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Portfolio’s total assets.

(4) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under (2) above or with respect to transactions involving futures contracts or other derivatives or the writing of options within the limits described in the Prospectus and this Statement of Additional Information, or involving investments in Municipal Obligations that themselves incorporate an element of leverage.

(5) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations or other securities in accordance with its investment objective, policies and limitations may be deemed to be an underwriting.

(6) Purchase or sell real estate, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

(7) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

(8) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(9) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

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(10) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Except with respect to number (2) above, the foregoing restrictions and limitations, as well as the Portfolio’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitations set forth in numbers (2) and (4) above, under the 1940 Act as currently in effect, the Portfolio is not permitted to issue senior securities, except that the Portfolio may borrow from any bank if immediately after such borrowing the value of the Portfolio’s total assets is at least 300% of the principal amount of all of the Portfolio’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Portfolio’s total assets). In the event that such asset coverage shall at any time fall below 300% the Portfolio shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (2).

For purposes of applying the limitation set forth in number (8) above, there are no limitations with respect to unsecured loans made by the Portfolio to an unaffiliated party. However, if the Portfolio loans its portfolio securities, the obligation on the part of the Portfolio to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Portfolio may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued, applied for or pending with respect to the limitation set forth in number (8). Furthermore, there is no guarantee that such an exemptive order, if applied for, will be issued.

The limitation in number (10) above will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country.

For purposes of applying the limitation set forth in number (10) above, to the extent that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project.

For the purpose of applying the limitations set forth in number (10) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non- governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Portfolio’s assets that may be invested in securities insured by any single insurer.

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The Portfolio has adopted a fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Portfolio, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax. For the purpose of the Name Policy, the Portfolio considers the term “investments” to include both direct investments and indirect investments (e.g., investments in an underlying fund, derivatives and synthetic instruments with economic characteristics similar to the underlying asset).

The foregoing fundamental investment policies, together with the investment objective of the Portfolio, cannot be changed without approval by holders of a “majority of the Portfolio’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the Portfolio’s shares are present or represented by proxy, or (ii) more than 50% of the Portfolio’s shares, whichever is less.

In addition, the Portfolio, as a non-fundamental policy that may be changed by the Board of Trustees, may not:

(1) Invest more than 15% of its net assets in “illiquid” securities, including repurchase agreements maturing in more than seven days.

(2) Invest more than 50% of its net assets in inverse floating rate securities.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Portfolio’s assets falls below 300% of its borrowings, the Portfolio will reduce its borrowings within 3 business days.

(4) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Hedging and Other Actions—Limitations on the Use of Futures, Options on Futures and Swaps.”

For the purposes of number (1) above, ”illiquid securities” will have the same meaning as it does under the 1940 Act.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Portfolio’s investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Portfolio. Additional information concerning principal investment strategies of the Portfolio, and other investment strategies that may be used by the Portfolio, is set forth below. The Portfolio has attempted to identify investment strategies that will be employed in pursuing the Portfolio’s investment objectives. Additional information concerning the Portfolio’s investment restrictions is set forth above under “Investment Restrictions.”

If a percentage limitation on investments by the Portfolio stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Portfolio.

Hedging and Other Actions

The Portfolio may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to reduce relative risk by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the Portfolio’s portfolio against fluctuations in market value caused by market interest rate fluctuations, credit events or other market changes by investing in such instruments as financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap, credit default

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swap, or total return swap transactions or options on such swaps, or other forms of derivatives. The Portfolio may also use such investments or techniques to alter its portfolio’s investment characteristics (e.g., duration, yield curve positioning and credit quality) to achieve desired positioning. Such investments or techniques may operate to increase absolute levels of risk, as well as to hedge risk.

When the Portfolio enters into an index or financial futures contract, it is required to post an initial deposit of 1% to 5% of the total contract price. Typically, futures or option on futures holders enter into offsetting closing transactions to enable settlement in cash rather than taking delivery of the underlying security in the future. The Portfolio will only sell covered futures contracts, which means that the Portfolio segregates assets equal to the amount of the obligations.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the instrument used in a risk-reducing hedge and price movements in the securities being hedged creates the possibility that losses on the hedge by the Portfolio may be greater than gains in the value of the securities in the Portfolio’s portfolio being hedged, or that the gain on the hedge may be less than the losses on the Portfolio’s portfolio securities. Likewise, such imperfect price correlation may mean that the desired non-hedging adjustment to portfolio characteristics (such as lengthening duration) does not lead to the desired risk/return result. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out the hedging transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts or options sold on futures or swap contracts create an ongoing greater potential financial risk than do purchasing option transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

The Portfolio will invest in these instruments only in markets believed by Nuveen Asset Management to be active and sufficiently liquid.

The Portfolio reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations) to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Set forth below is additional information regarding the Portfolio’s defensive hedging techniques and use of repurchase agreements.

Limitations on the Use of Futures, Options on Futures and Swaps

The Portfolio will limit its direct investments in futures, options on futures and swaps to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Portfolio under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Portfolio will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

•

Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions; or

•

Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Portfolio, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which the Portfolio may invest in futures, options on futures and swaps. See “Tax Matters—Qualification as a Regulated Investment Company.”

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Futures and Index Transactions

Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated “contracts markets” by the CFTC.

The purchase of financial futures is for the purpose of hedging the Portfolio’s existing or anticipated holdings of long-term debt securities. When the Portfolio purchases a financial future, it deposits in cash or securities an “initial margin” of between 1% and 5% of the contract amount. Thereafter, the Portfolio’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Portfolio must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Portfolio may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Portfolio to settle the final determination and the Portfolio realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Portfolio’s existing or anticipated holdings of long-term debt securities. For example, if the Portfolio owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Portfolio’s portfolio would decline, but the value of the Portfolio’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Portfolio as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Portfolio may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Portfolio may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Portfolio might find it difficult or impossible to close out a particular transaction.

Options on Financial Futures. The Portfolio may also purchase or sell put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds, U.S. Treasury Notes, and/or Eurodollar futures contracts on The Chicago Board of Trade or the Chicago Mercantile Exchange. The purchase of put options on financial futures is analogous to the purchase or sale of put options by the Portfolio on its portfolio securities to hedge against the risk of rising or declining interest rates. As with options on debt securities, the holder of an option may terminate his position by buying or selling an option of the same type. There is no guarantee that such closing transactions can be effected.

Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to specified dollar amount times the difference between the

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index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. The Portfolio may also purchase or sell put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in Nuveen Asset Management’s opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

The Portfolio may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Portfolio’s Board of Trustees (“Qualified Institutions”). Nuveen Asset Management will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Portfolio’s Board of Trustees.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Portfolio to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees

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to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

The Portfolio may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Portfolio’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or spread. The Portfolio also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Portfolio anticipates purchasing at a later date.

Whether the Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Portfolio by the Internal Revenue Code of 1986 as amended (the “Code”) may limit the Portfolio’s ability to use swap agreements. The swap market is largely unregulated.

Illiquid Securities

The Portfolio may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Portfolio will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Portfolio’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to Nuveen Asset Management the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of Nuveen Asset Management in making those liquidity determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Nuveen Asset Management to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value

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of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

Investments in Inverse Floating Rate Securities

The Portfolio may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, the Portfolio’s investment in inverse floaters likely would adversely affect the Portfolio’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Portfolio will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Lending of Portfolio Securities

The Portfolio may lend its portfolio securities, up to 33 1/3% of its total assets, including collateral received, to broker-dealers or institutional investors. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by “marking to market” daily. The Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Portfolio may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail.

Mortgage-Backed Securities

The Portfolio may invest in fixed-income obligations backed by a pool of mortgages. Mortgage-backed securities are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA) the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

Non-Investment Grade Debt Securities (Junk Bonds)

The Portfolio may invest up to 50% of its net assets in below investment grade Municipal Obligations. Municipal Obligations rated below investment grade (BB/Ba or lower) are commonly known as “high-yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

(1) Effect of Interest Rates and Economic Changes. The municipal junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

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All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Portfolio may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Portfolio’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Portfolio’s net asset value. If the Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Portfolio may have to replace the securities with lower yielding securities, which could result in a lower return for the Portfolio.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by Nuveen Asset Management than investments in investment grade debt securities. Nuveen Asset Management employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. Nuveen Asset Management continually monitors the Portfolio’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. The Portfolio may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. The Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

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The Portfolio may invest up to 5% of its net assets in defaulted Municipal Obligations. Municipal Obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a Municipal Obligation owned by the Portfolio could result in a significant decline in the value of that Municipal Obligation.

Portfolio Securities

As described in the Prospectus, the Portfolio invests primarily in a portfolio of Municipal Obligations issued within the 50 states and certain U.S. possessions and territories. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

The investment assets of the Portfolio will consist of (1) Municipal Obligations that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s Investors Service, Inc. (“Moody’s”), by Standard and Poor’s Corporation (“S&P”) or by Fitch, Inc. (“Fitch”), (2) Municipal Obligations rated BB/Baa or lower, (3) unrated Municipal Obligations, and (4) temporary investments, the income from which may be subject to state income tax or both state and federal income taxes. The Portfolio may invest up to 50% of its net assets in leveraged Municipal Obligations, particularly inverse floaters. The credit quality of the bonds underlying all leveraged Municipal Obligations will be rated AA/Aa or higher by S&P, Moody’s or Fitch or, if unrated, judged to be of comparable quality by Nuveen Asset Management. The Portfolio may invest up to 5% of its net assets in defaulted Municipal Obligations. (i.e., bonds on which the issuer has not paid principal or interest on time). See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

As described in the Prospectus, the Portfolio may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called “Lease Obligations”) of a municipal authority or entity. Although Lease Obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Lease Obligation. However, certain Lease Obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation Lease Obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating securities for purchase, the Portfolio will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some Lease Obligations may be illiquid under certain circumstances. Lease Obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Portfolio.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Short-Term Investments

The Prospectus discusses briefly the ability of the Portfolio to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds (“short-term investments”). Short-term investments will not exceed 20% of the Portfolio’s assets except when made for defensive purposes. The Portfolio will invest only in taxable short-term investments that are either U.S. government securities or are rated within the highest grade by Moody’s, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

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The Portfolio may invest in the following federally tax-exempt short-term investments:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Portfolio may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Portfolio will bear its proportionate share of the money market fund’s fees and expenses.

The Portfolio may also invest in the following taxable short-term investments:

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Portfolio will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

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Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds—These funds pay interest income that is taxable on the federal and state levels. The Portfolio will bear its proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—Treasury	bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—Treasury	notes are longer-term interest bearing obligations with original maturities of one to seven years.

—Treasury	bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. government itself will pay interest and principal on securities as to which it is not legally so obligated.

Other Corporate Obligations—The Portfolio may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements—A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Portfolio’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Portfolio will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Asset Management present minimal credit risk. The risk to the Portfolio is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Portfolio might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Portfolio may be delayed or limited. Nuveen Asset Management will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Asset Management will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. The Portfolio will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

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Standby Commitments

The Portfolio may obtain standby commitments when it purchases Municipal Obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Portfolio should exceed the current value of the underlying securities, the Portfolio may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Portfolio’s business relationship with the issuer. The Portfolio will enter into standby commitments only with banks and securities dealers that, in the opinion of Nuveen Asset Management, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Portfolio exercises a standby commitment, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining the Portfolio’s net asset value.

Structured Notes

The Portfolio may invest in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans references in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage which magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

When-Issued or Delayed-Delivery Securities

The Portfolio may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Portfolio makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time the Portfolio makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the custodian specifically for the settlement of such commitments, if necessary. The Portfolio will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Portfolio commonly engages in when- issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

The Portfolio also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal forwards pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If the Portfolio knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Portfolio may buy forwards settling on or about that date to replace the called or maturing bond

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and “lock in” a currently attractive interest rate. The Portfolio also may invest up to 15% of its assets in forwards that do not serve to replace a specific portfolio bond.

Zero Coupon Bonds

The Portfolio may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Portfolio may not receive any return on its investment. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the “Code”).

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MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Portfolio by the Adviser under the Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is ten, none of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Portfolio, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 103 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 103 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 1940	Trustee	Term—Indefinite* Length of Service— Since 2006	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206	None

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2006	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	206	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2006	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	206	Director (since 2004) of Xerox Corporation.

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 1942	Trustee	Term—Indefinite* Length of Service— Since 2006

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.

				206	None

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite* Length of Service—Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets – the Americas (2006-2007), CEO of Wholesale Banking – North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206	None

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since 2006	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2006	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206	Director, CBOE Holdings, Inc. (since 2010).

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 1944	Trustee	Term—Indefinite* Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	206	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite* Length of Service— Since 2008

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				206	None

*	Each trustee serves an indefinite term until his or her successor is elected.

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term—Until August 2014 Length of Service— Since 2006

Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				206

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term—Until August 2014 Length of Service— Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term—Until August 2014 Length of Service— Since 2006	Managing Director of Nuveen Investments Holdings, Inc.	206

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term—Until August 2014 Length of Service— Since 2006	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	206

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term—Until August 2014 Length of Service— Since 2009

Managing Director and Treasurer (since 2009) of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.

				206

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Chief Compliance Officer	Term—Until August 2014 Length of Service— Since 2006	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Until August 2014 Length of Service— Since 2006	Senior Vice President of Nuveen Investments Holdings, Inc.	206

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term—Until August 2014 Length of Service—Since 2007

Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.

				206

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Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service— Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service— Since August 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

Jeffery M. Wilson 333 West Wacker Drive Chicago, IL 60606 1956	Vice President	Term—Until August 2014 Length of Service— Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of the funds in the Nuveen Fund complex. All of the independent trustees/directors serve on the Board of every fund in the Nuveen Fund complex; however, certain interested trustees serve only on the Boards of certain funds within the Nuveen Fund complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

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In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected William J. Schneider to serve as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended July 31, 2013, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert,

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Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended July 31, 2013, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, Inc. (“Nuveen Investments”), 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, Nuveen Securities, LLC (the “Distributor”) and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended July 31, 2013, the Nominating and Governance Committee met five times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended July 31, 2013, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other

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regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, John K. Nelson, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended July 31, 2013, the Compliance Committee met six times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are David J. Kundert, William J. Schneider, Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. During the fiscal year ended July 31, 2013, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that

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led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern

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Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves as the Chairman of The Board of Trustees of Marian University, and is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the boards of WDPR Public radio station, of Mid-America Health System and of Tech Town, Inc., a not-for-profit Dayton community development corporation. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

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Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner, Promus Capital (since 2008). From 2008 to 2013, he was a Director, Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Portfolio for the fiscal year ended July 31, 2013, (2) the amount of total compensation paid by the Portfolio that has been deferred, and (3) the total compensation paid to each trustee by the Nuveen Funds during the fiscal year ended July 31, 2013.

Name of Trustee	Aggregate Compensation From Portfolio[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From the Portfolio and Nuveen Funds Paid to Trustee[3]
Robert P. Bremner	$948	$148	$351,653
Jack B. Evans	733	175	284,220
William C. Hunter	647	—	249,850
David J. Kundert	803	803	295,475
John K. Nelson[4]	—	—	—
William J. Schneider	844	844	317,850
Judith M. Stockdale	750	246	283,376
Carole E. Stone	732	203	278,364
Virginia L. Stringer	681	—	257,350
Terence J. Toth	795	112	301,569

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended July 31, 2013, for services to the Portfolio.

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[2]

Pursuant to a deferred compensation agreement with the Portfolio, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Portfolio.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one-year period ended July 31, 2013, for services to the Nuveen Funds.

[4]	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

Effective January 1, 2012, independent trustees received a $130,000 annual retainer, which was increased to $140,000 as of January 1, 2013, plus they receive (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

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The Portfolio has no employees. The officers of the Trust serve without any compensation from the Portfolio.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Portfolio, and (ii) each trustee’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, based on the value of fund shares as of September 30, 2013:

Name of Trustee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert P. Bremner	$0	Over $100,000
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	Over $100,000
David J. Kundert	$0	Over $100,000
John K. Nelson[1]	$0	$0
William J. Schneider	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Carole E. Stone	$0	Over $100,000
Virginia L. Stringer	$0	Over $100,000
Terence J. Toth	$0	Over $100,000

[1]	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

As of November 4, 2013, no officer or trustee of the Portfolio beneficially owned shares of the Portfolio.

As of November 4, 2013, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Portfolio or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Portfolio.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of the Portfolio, with responsibility for the overall management of the Portfolio. The Adviser is also responsible for managing the Portfolio’s business affairs and providing day-to-day administrative services to the Portfolio. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolio of the Portfolio. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Portfolio” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

The Portfolio’s investment management agreement with the Adviser does not require the Portfolio to pay any management or other fees. Although the Portfolio does not compensate the Adviser directly for its services under the investment management agreement, the Adviser may benefit from its relationship with the sponsors of separately managed account programs in which the Portfolio is an investment option.

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Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of the Portfolio.

Portfolio Manager

Martin J. Doyle has primary responsibility for the day-to-day implementation of the investment strategies of the Portfolio.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Portfolio’s portfolio manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the portfolio manager’s annual cash bonus is based on the Portfolio’s pre-tax investment performance, generally measured over the past one- and three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Portfolio generally is determined by evaluating the Portfolio’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Portfolio and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Portfolio, as of July 31, 2013, the portfolio manager was also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
Martin J. Doyle	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	0 0 23,386	$0 0 $19.1 billion	0 0 0	$0 0 0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

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The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Portfolio and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities

The following table indicates as of July 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio manager in the Portfolio he manages and of shares in other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team. For purposes of this table, the following letters indicate the range listed next to each letter:

A	- $0
B	- $1 - $10,000
C	- $10,001 - $50,000
D	- $50,001 - $100,000
E	- $100,001 - $500,000
F	- $500,001 - $1,000,000
G	- More than $1 million

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Fund Managed
Martin J. Doyle	A

Transfer Agent

The Portfolio’s transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8530, Boston, Massachusetts 02266-8530.

Custodian

The custodian of the assets of the Portfolio is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

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Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Portfolio’s shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated August 1, 1998 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Portfolio appointed the Distributor to be its agent for the distribution of the Portfolio’s shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

CODES OF ETHICS

The Portfolio, the Adviser, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Portfolio’s securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Portfolio, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

PROXY VOTING POLICIES

The Portfolio invests its assets primarily in debt securities, which generally do not issue proxies. However, the Portfolio may also invest in other types of securities that may issue proxies.

The Portfolio has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Portfolio are voted consistently and solely in the best economic interests of the Portfolio.

A member of the Portfolio’s management team is responsible for oversight of the Portfolio’s proxy voting process. With regard to equity securities, Nuveen Asset Management has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Portfolio and managed by Nuveen Asset Management. ISS provides voting recommendations based upon established guidelines and practices. Nuveen Asset Management reviews and frequently follows ISS recommendations. However, on selected issues, Nuveen Asset Management may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Portfolio. If Nuveen Asset Management manages the assets of a company or its pension plan and any of Nuveen Asset Management’s clients hold any securities of that company, Nuveen Asset Management will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Nuveen Asset Management and ISS does not offer a recommendation on the matter, Nuveen Asset Management shall disclose the conflict and Nuveen Asset Management’s Proxy Voting Committee shall determine the manner in which to vote and notify the Portfolio’s Board of Trustees or its designated committee.

Although Nuveen Asset Management has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Nuveen Asset Management does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Nuveen Asset Management is unable to consider such information when determining whether there are material conflicts of interests.

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Nuveen Asset Management has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies.

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Portfolio, the placement of the Portfolio’s securities business, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Portfolio expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of the Portfolio’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily responsible for the placement of the portfolio transactions of the Portfolio, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Portfolio. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Portfolio from time to time, it is the opinion of the Board of Trustees that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The Portfolio has paid no brokerage commissions in the past three fiscal years.

During the fiscal year ended July 31, 2013, the Portfolio did not pay commissions to brokers in return for research services.

The Portfolio did not acquire during the fiscal year ended July 31, 2013 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Portfolio’s holdings. In accordance with this policy, the Portfolio may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Portfolio’s publicly accessible website, www.nuveen.com. A complete list of portfolio holdings information is generally made available on the Portfolio’s website as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Portfolio files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Additionally, the Portfolio may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Portfolio’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Portfolio as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Portfolio may disclose on an ongoing basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including ISS, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Portfolio’s independent trustees (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the Adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Portfolio’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Portfolio, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Portfolio and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Portfolio’s policy. Reports are made to the Portfolio’s Board of Trustees on an annual basis.

There is no assurance that the Portfolio’s policies on portfolio holdings information will protect the Portfolio from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Altrinsic Global Advisors, LLC

Barclays Capital, Inc.

Barra

Bloomberg

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BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

Broadridge Systems

Cantor Fitzgerald & Co.

Chapman and Cutler LLP

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Dresdner Kleinwort Securities, LLC

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

First Clearing, LLC

Forbes

Glass, Lewis & Co.

Goldman Sachs & Co.

HSBC Securities (USA), Inc.

ING Financial Markets, LLC

The Investment Company Institute

ISS

Jefferies & Company, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities, Inc.

Lazard Asset Management, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith

Moody’s

Morgan Stanley & Co., Inc.

Morningstar, Inc.

MS Securities Services, Inc.

Newedge USA, LLC

Nuveen Asset Management, LLC

Nuveen Fund Advisors, LLC

Pershing, LLC

PricewaterhouseCoopers LLP

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

RBS Securities, Inc.

R.R. Donnelley & Sons Company

R.R. Donnelley Financial

Scotia Capital (USA), Inc.

SG Ameritas Securities, LLC

Societe Generale, New York Branch

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

TD Ameritrade Clearing, Inc.

ThomsonReuters LLC

UBS Securities, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank N.A.

Value Line

Vestek Systems, Inc.

Vickers

Wells Fargo Securities, LLC

Wilshire Associates Incorporated

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NET ASSET VALUE

The Portfolio’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

SHARES OF BENEFICIAL INTEREST

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Each currently authorized and outstanding series consists of one class of shares. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Portfolio have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Portfolio itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The following table sets forth the percentage ownership of each person, who, as of November 4, 2013, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the Portfolio’s shares.

Name of Portfolio	Name and Address of Owner	Percentage of Ownership
Municipal Total Return Managed Accounts Portfolio	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	45.92%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	42.07%

	Charles Schwab & Co Inc For the Benefit of their Customers 211 Main St San Francisco CA 94105-1905	5.67%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Portfolio. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers.

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For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Portfolio. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Portfolio’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Portfolio. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Portfolio Status

The Portfolio intends to qualify as a “regulated investment company” under the federal tax laws. If the Portfolio qualifies as a regulated investment company and distributes its income as required by the tax law, the Portfolio generally will not pay federal income taxes. If the Portfolio fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Portfolio itself will generally be subject to federal income taxation (which will reduce the amount of Portfolio income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from capital gains realized by the Portfolio).

Qualification as a Regulated Investment Company

As a regulated investment company, the Portfolio generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. The Portfolio also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in a “qualified publicly traded partnership” (as such term is defined in the Code). The Portfolio must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio’s taxable year, (1) 50% or more of the value of the Portfolio’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Portfolio’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by the Portfolio.

Distributions

After the end of each year, you will receive a tax statement that separates the Portfolio’s distributions into three categories, exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences

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(e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Portfolio may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from the Portfolio is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Portfolio that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Portfolio are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Portfolio because the dividends received deduction is generally not available for distributions from regulated investment companies.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Portfolio if the Portfolio declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Portfolio securities when you redeem shares or when the Portfolio terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally

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based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of the Portfolio for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Portfolio Expenses

Expenses incurred and deducted by the Portfolio will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of the Portfolio expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income. Further, because the Portfolio pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

You should be aware that different separately managed account program sponsors charge their own clients differing wrapped or bundled fees based, among other things, on the services being provided by the sponsor. This structure raises the question of whether the Internal Revenue Service (“IRS”) or a court might attribute these differing payment rates to the Portfolio. Such a position, if asserted, could raise issues of whether the structure produces preferential dividends and, in turn, whether the Portfolio qualifies for tax treatment as a regulated investment company. If in any year the Portfolio should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Portfolio would incur corporate federal income tax (and to the extent applicable, corporate alternative minimum tax) upon its income for that year. Distributions to its shareholders would be taxable dividends to the extent of the Portfolio’s current and accumulated earnings and profits (including its tax-exempt income). Such taxable dividends should qualify for the dividends received deduction for corporate shareholders and should be taxable as qualified dividend income for federal income tax purposes for individual shareholders to the extent certain holding period requirements and other requirements are satisfied. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company. The Board of Trustees reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Nuveen Asset Management believes that based upon its arrangements with the various separately managed account program sponsors and the intended operation of the Portfolio, these concerns should not arise. You should be aware, however, that there is no authority on point, and that if the IRS or a court were to take a contrary position, the Portfolio’s fee arrangement could cause the dividends paid by the Portfolio not to qualify for the dividends-paid deduction because they were considered preferential dividends. In that case, the Portfolio would fail to qualify as a regulated investment company with the consequences described above.

You should be aware that the IRS has issued a memorandum which indicates that an asset-based “flat-fee” paid by an investor to an investment adviser for investment services is not a “carrying charge” (and is therefore not capitalized). Rather, the memorandum indicates that the fees paid to the investment adviser are currently deductible (subject to applicable limitations, discussed below) investment expenses. Were the position described in the memorandum to apply to the wrapped or bundled fees paid to the managed account program sponsors, such fees would likely be treated by shareholders as “miscellaneous itemized deductions” and would be deductible only to the extent that the shareholder claims itemized deductions (versus the standard deduction) and, further, to the extent that the shareholder’s total miscellaneous itemized deductions for a taxable year exceed two percent of the shareholder’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income. Fees allocable to

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earning tax-exempt income (such as the exempt-interest dividends paid by the Portfolio) are generally not deductible. You should consult your tax advisor regarding the deductibility to you of any wrapped or bundled fees paid to the managed account sponsor with respect to your investment in the Portfolio.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Portfolio will be characterized as dividends for federal income tax purposes (other than dividends which the Portfolio properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Portfolio that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2014, distributions from the Portfolio that are properly reported by the Portfolio as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Portfolio may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Portfolio makes certain elections and certain other conditions are met. In addition, distributions in respect of shares after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

Capital Loss Carry-Forward

When the Portfolio has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of July 31, 2013, the Portfolio did not have any capital loss carry-forwards available for federal income tax purposes.

PURCHASE AND REDEMPTION OF SHARES

As described in the Prospectus, the Portfolio is only available to separately managed account clients where Nuveen Fund Advisors has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client.

Suspension of Right of Redemption

The Portfolio may suspend the right of redemption of shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Portfolio’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Portfolio shareholders.

Frequent Trading Policy

Because the Portfolio is designed to be a component of a separately managed account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. The Portfolio is managed in a manner that is consistent with its role in the separately managed account. Because all purchase and redemption orders are initiated by Nuveen Fund Advisors, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Portfolio.

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DISTRIBUTION

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Portfolio’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. The Distributor receives for its services the excess, if any, of the sales price of the Portfolio’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor may act as a Dealer.

FINANCIAL STATEMENTS

The audited financial statements for the Portfolio’s most recent fiscal year appear in the Portfolio’s Annual Report dated July 31, 2013. The Portfolio’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

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APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and the promise S&P imputes

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

International Long-Term Ratings

Issuer Credit Rating Scales

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-Term and Short-Term Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category, to categories below ‘B’.

‘WD’ indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period.

MAI-MAPS-1113P

November 29, 2013

Enhanced Multi-Strategy Income Managed Accounts Portfolio

Ticker Symbol: NEMPX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated November 29, 2013 for Enhanced Multi-Strategy Income Managed Accounts Portfolio (the “Portfolio”), a series of Nuveen Managed Accounts Portfolios Trust. A Prospectus may be obtained without charge by written request to Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for the Portfolio’s most recent fiscal year appear in the Portfolio’s Annual Report dated July 31, 2013, which is incorporated herein by reference and is available without charge by calling (800) 257-8787.

GENERAL INFORMATION

The Portfolio is a diversified series of Nuveen Managed Accounts Portfolios Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on November 14, 2006. The Trust is a series company under Rule 18f-2 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has two series. As a series of the Trust, the Portfolio represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. The Portfolio was developed exclusively for use within Nuveen-sponsored separately managed accounts. The Portfolio’s investment adviser is Nuveen Fund Advisors, LLC. (“Nuveen Fund Advisors” or the “Adviser”). The Portfolio’s sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of the Portfolio.

INVESTMENT RESTRICTIONS

The investment objectives and certain investment policies of the Portfolio are described in the Prospectus. The Portfolio, as a fundamental policy, may not, without the approval of the holders of a majority of the Portfolio’s outstanding voting shares:

(1) Borrow money, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(2) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by (1) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Portfolio’s total assets.

(3) Issue senior securities as defined in the 1940 Act, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(4) Underwrite any issue of securities, except to the extent that the purchase or sale of securities in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

(5) Purchase or sell real estate, but this shall not prevent the Portfolio from investing in securities secured by real estate or interests therein or foreclosing upon and selling such security.

(6) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(8) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Securities issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Except with respect to number (1) above, the foregoing restrictions and limitations, as well as the Portfolio’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

For purposes of applying the limitations set forth in numbers (1) and (3) above, under the 1940 Act as currently in effect, the Portfolio is not permitted to issue senior securities, except that the Portfolio may borrow from any bank if immediately after such borrowing the value of the Portfolio’s total assets is at least 300% of the principal amount of all of the Portfolio’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Portfolio’s total assets). In the event that such asset coverage shall at any time fall below 300% the Portfolio shall, within three calender days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitations set forth in number (1) and (3).

For purposes of applying the limitation set forth in number (7) above, there are no limitations with respect to unsecured loans made by the Portfolio to an unaffiliated party. However, if the Portfolio loans its portfolio securities, the obligation on the part of the Portfolio to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Portfolio may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued, applied for or pending with respect to the limitation set forth in number (7). Furthermore, there is no guarantee that such an exemptive order, if applied for, will be issued.

The limitation in number (8) above will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. This limitation also does not place a limit on investment in issuers domiciled in a single jurisdiction or country.

For the purpose of applying the limitations set forth in number (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Portfolio’s assets that may be invested in securities insured by any single insurer.

For purposes of applying the limitation set forth in number (8) above, to the extent that the income from a municipal bond is derived from a specific project, the securities will be deemed to be from the industry of that project.

The foregoing fundamental investment policies, together with the investment objective of the Portfolio, cannot be changed without approval by holders of a “majority of the Portfolio’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the Portfolio’s shares are present or represented by proxy, or (ii) more than 50% of the Portfolio’s shares, whichever is less.

In addition, the Portfolio, as a non-fundamental policy that may be changed by the Board of Trustees, may not:

(1) Invest more than 15% of its net assets in “illiquid” securities, including repurchase agreements maturing in more than seven days.

(2) Invest more than 50% of its net assets in inverse floating rate securities.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Portfolio’s assets falls below 300% of its borrowings, the Portfolio will reduce its borrowings within 3 business days.

(4) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of Futures, Options on Futures and Swaps.”

For the purposes of number (1) above, “illiquid securities” will have the same meaning as it does under the 1940 Act.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Portfolio’s investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Portfolio. Additional information concerning principal investment strategies of the Portfolio, and other investment strategies that may be used by the Portfolio, is set forth below. The Portfolio has attempted to identify investment strategies that will be employed in pursuing the Portfolio’s investment objectives. Additional information concerning the Portfolio’s investment restrictions is set forth above under “Investment Restrictions.”

If a percentage limitation on investments by the Portfolio stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Portfolio.

Portfolio Securities

Additional information about individual types of securities (including key considerations and risks) in which the Portfolio may invest is set forth below. In addition to the types of securities described in the Prospectus, and consistent with the Portfolio’s investment policies, objective and strategies, the Portfolio may invest in the following types of securities in amounts of less than 5% of its net assets in each case and not in the aggregate. However, if any such security type is listed in the prospectus as part of a principal investment strategy, this 5% limitation shall not apply.

Asset-Backed Securities

Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables (CARs) and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted. See also “Mortgage-Backed Securities.”

The risks of investing in asset-backed securities depend upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described under “Mortgage-Backed Securities” for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities.

In addition, as purchasers of an asset-backed security, the Portfolio generally will have no recourse against the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Portfolio has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Portfolio may experience losses or delays in receiving payment.

Bank Obligations (U.S. and Non-U.S.)

Bank obligations include, for example, certificates of deposit, bankers’ acceptances, commercial paper, Yankee dollar certificates of deposit, Eurodollar certificates of deposit, time deposits and promissory notes.

A certificate of deposit, or so-called CD, is a debt instrument issued by a bank that usually pays interest and which has maturities ranging from a few weeks to several years. A bankers acceptance is a time draft drawn on and accepted by a bank, a customary means of effecting payment for merchandise sold in import-export transactions and a general source of financing. A Yankee dollar certificate of deposit is a negotiable CD issued in the United States by branches and agencies of non-U.S. banks. A Eurodollar certificate of deposit is a CD issued by a non-U.S. (mainly European) bank with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have an interest rate which is usually pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically there are penalties for early withdrawal of a time deposit. A promissory note is a written commitment of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

A bank obligation may be issued by: (i) a U.S. branch of a U.S. bank; (ii) a non-U.S. branch of a U.S. bank; (iii) a U.S. branch of a non-U.S. bank; or (iv) a non-U.S. branch of a non-U.S. bank.

As a general matter, obligations of “U.S. banks” are not subject to the Portfolio’s fundamental investment policies regarding concentration limits. For this purpose, the Securities and Exchange Commission (“SEC”) staff also takes the position that U.S. branches of non-U.S. banks and non-U.S. branches of U.S. banks may, if certain conditions are met, be treated as “U.S. banks.” More specifically, “U.S. banks” include: (a) U.S. branches of U.S. banks; (b) U.S. branches of non-U.S. banks, to the extent that they are subject to comparable regulation as U.S. banks; and (c) non-U.S. branches of U.S. banks with respect to which the U.S. bank would be unconditionally liable in the event that the non-U.S. branch failed to pay on its instruments for any reason.

The Portfolio may invest in exchange-traded Eurodollar contracts. For information about these types of securities, see “Futures and Options.”

Certain bank obligations, such as some CDs, are insured by the FDIC. Many other bank obligations, however, are neither guaranteed nor insured by the United States government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution.

Obligations of non-U.S. banks, including Yankee dollar and Eurodollar obligations, involve somewhat different investment risks than those affecting obligations of U.S. banks, including, among others, the possibilities that: (a) their liquidity could be impaired because of political or economic developments; (b) the obligations may be less marketable than comparable obligations of U.S. banks; (c) a non-U.S. jurisdiction might impose withholding and other taxes on amounts realized on those obligations; (d) non-U.S. deposits may be seized or nationalized; (e) non-U.S. governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal or interest on those obligations; and (f) the selection of the obligations may be based on less publicly available information concerning non-U.S. banks or that the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to U.S. banks. Non-U.S. banks are not subject to examination by any U.S. government agency or instrumentality.

Corporate Debt Securities

The broad category of corporate debt securities includes debt issued by U.S. or non-U.S. companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities are fixed-income securities usually issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

See also “Non-U.S. Securities,” “Variable- and Floating-Rate Instruments” and “Money Market Instruments.”

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small non-U.S. corporation from an emerging market country that has not been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”) may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it’s due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while making payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Counterparty Creditworthiness

The Portfolio’s portfolio managers track the creditworthiness of counterparties in swaps, forwards, and options. Typically, the Portfolio will enter into these transactions only with counterparties with long-term debt ratings in the category of A or higher by Standard & Poor’s, Fitch or Moody’s at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor’s, F-1 by Fitch and/or Prime-1 by Moody’s. In addition to checking agency ratings to assess creditworthiness, the Portfolio’s portfolio managers also consider news reports and market activity, such as the levels at which a counterparty’s long-term debt is trading. Furthermore, the Portfolio’s portfolio managers monitor the amount of credit extended to any one counterparty by the Portfolio and will not enter into additional transactions involving a given counterparty if more than 5% of the Portfolio’s net assets are devoted to transactions involving that counterparty. Besides creditworthiness, the Portfolio’s portfolio managers review, on a regular basis, the various exposures that the Portfolio has to over-the-counter counterparties. Additionally, the Portfolio’s portfolio managers may negotiate collateral arrangements with a counterparty in order to further reduce the Portfolio’s exposure to such counterparty.

See also “Futures and Options,” “Linked Securities and Structured Products,” “Stripped Securities,” “Warrants and Rights” and “Swap Contracts.”

Derivatives

A derivative is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500®). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include: futures; options; options on futures; forward non-U.S. currency exchange contracts; linked securities and structured products; collateralized mortgage obligations; stripped securities; warrants and swap contracts. For more information about each type of derivative see those sections in this Statement of Additional Information discussing such securities.

The Portfolio may use derivatives for a variety of reasons, including to: enhance the Portfolio’s return, attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge), to protect the Portfolio’s unrealized gains reflected in the value of its portfolios securities; facilitate the sale of such securities for investment purposes, to and/or manage the effective maturity or duration of the Portfolio’s portfolio.

The Portfolio may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the management team uses derivatives to enhance the Portfolio’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management’s derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. The management team is not required to utilize derivatives to reduce risks.

Limitations on the Use of Futures, Options on Futures and Swaps

The Portfolio will limit its direct investments in futures, options on futures and swaps to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Portfolio under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Portfolio will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

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Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions; or

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Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Portfolio, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which the Portfolio may invest in futures, options on futures and swaps. See “Tax Matters—Qualification as a Regulated Investment Company.”

Dollar Roll Transactions

Under a mortgage “dollar roll,” the Portfolio sells mortgage-backed securities for delivery in a given month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the “roll” period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. See also “Mortgage-Backed Securities.”

Mortgage dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under an agreement may decline below the repurchase price. Also, these transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from completing the transaction. In the event that the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Futures and Options

Futures and options contracts on fixed income securities are derivative instruments that the Portfolio may utilize for a variety of reasons including: for hedging purposes, risk reduction, securities exposure, to enhance the Portfolio’s return, to enhance the Portfolio’s liquidity, to reduce transaction costs or other reasons. See generally “Derivatives.”

Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security (including a single stock) or index at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency. Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian in order to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on their margin deposits.

Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Portfolio require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate and initial margins and premiums required to establish any non-hedging positions do not exceed 5% of the value of the Portfolio.

The Portfolio may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates.

Options. The Portfolio may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or indices, and may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on Futures. The Portfolio may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Futures and Option Risk. Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Futures and options investing are highly specialized activities that entail greater than ordinary investment risks. For example, futures and options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in a future or an option may be subject to greater fluctuation than an investment in the underlying instruments themselves.

With regard to futures, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.

With regard to options, an option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument, as described below, until the option expires or the optioned instrument is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by the Portfolio expires unexercised, the Portfolio will realize a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Portfolio is exercised, the proceeds of the sale of the underlying instrument will be increased by the net premium received when the option was written and the Portfolio will realize a gain or loss on the sale of the underlying instrument. If a put option written by the Portfolio is exercised, the Portfolio’s basis in the underlying instrument will be reduced by the net premium received when the option was written.

With regard to both futures and options contracts, positions may be closed out only on an exchange which provides a secondary market for such contracts. However, there can be no assurance that a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close a position. In the case of a futures contract, for example, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if the Portfolio has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively. The Portfolio generally will minimize the risk that it will be unable to close out a contract by only entering into those contracts which are traded on national exchanges and for which there appears to be a liquid secondary market.

In addition, there is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in some contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

The successful use by the Portfolio of futures and options will be subject to the ability of the portfolio managers to correctly predict movements in interest rates. This requires different skills and techniques than those required to predict changes in the prices of individual securities. The Portfolio therefore bears the risk that future market trends will be incorrectly predicted. In addition, the Portfolio’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in futures and options, depends on the degree to which price movements in the applicable markets correlate with the price movements of the securities held by the Portfolio. Inasmuch as the Portfolio’s securities will not duplicate the applicable market, the correlation will not be perfect. Consequently, the Portfolio will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.

Asset Coverage for Futures and Options Positions. The Portfolio will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside or earmark cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in the amount prescribed. Securities set aside or earmarked cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be market-to-market daily. The Portfolio may not enter into futures or options positions if such positions will require the Portfolio to set aside or earmark more than 100% of its assets.

Guaranteed Investment Contracts and Funding Agreements

Guaranteed investment contracts (“GICs”), investment contracts or funding agreements are debt instruments issued by highly-rated insurance companies. Pursuant to such contracts, the Portfolio may make cash contributions to a deposit fund of the insurance company’s general or separate accounts.

The Portfolio will only purchase GICs from issuers which, at the time of purchase, meet certain credit and quality standards. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. In addition, the issuer may not be able to return the principal amount of a GIC to the Portfolio on seven days’ notice or less, at which point the GIC may be considered to be an illiquid investment. Unlike certain types of money market instruments, there is no government guarantee on the payment of principal or interest; only the insurance company backs the GIC.

High Yield/Lower-Rated Debt Securities

High yield and comparable unrated debt securities (also known as “junk” bonds) are issued by companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. These securities: (a) will likely have some quality and protective characteristics that, in the judgment of the NRSRO, are outweighed by large uncertainties or major risk exposures to adverse conditions; and (b) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. See also “Corporate Debt Securities” and “Municipal Securities.”

The yields on high yield and comparable unrated debt securities generally are higher than the yields available on investment-grade debt securities. However, investments in these securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or insolvency of the issuers of such securities. Since the risk of default is higher for high yield and comparable unrated debt securities, the Portfolio will try to minimize the risks inherent in investing in these securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Portfolio will attempt to identify those issuers of high yield and comparable unrated debt securities with a financial condition that is adequate to meet future obligations, has improved, or is expected to improve in the future. Accordingly, with respect to these types of securities, the Portfolio may be more dependent on credit analysis than is the case for higher quality bonds.

The market values of certain high yield and comparable unrated debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated debt securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on such securities. The existence of limited markets for these securities may diminish the Portfolio’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

An economic recession could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Because certain high yield and comparable unrated debt securities may be non-U.S. companies, some of which may be located in emerging markets countries, there are certain additional risks associated with such investments. See “Non-U.S. Securities.”

Linked Securities and Structured Products

Linked securities, such as index-linked, credit-linked and currency-linked securities, are types of derivative securities. See generally “Derivatives.”

Index-linked, equity-linked and credit-linked securities can be either equity or debt securities that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments depend on the performance of an underlying stock, index, or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Currency-linked debt securities are short-term or intermediate-term instruments that have a value at maturity, and/or an interest rate, determined by reference to one or more non-U.S. currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

One common type of linked security is a “structured” product. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Like all derivatives, the Portfolio’s investments in “linked” securities can lead to large losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of the Portfolio to utilize linked-securities successfully will depend on its ability to correctly predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to non-U.S. currencies, some of which may be currency from emerging markets countries, there are certain additional risks associated with such investments. See “Non-U.S. Securities.”

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Private Placement Securities and Other Restricted Securities.”

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (1) bank obligations; (2) funding agreements; (3) repurchase agreements; (4) U.S. government obligations; and (5) certain corporate debt securities, such as commercial paper and master notes (which are generally understood to be unsecured obligations of a firm (often private and/or unrated), privately negotiated by borrower and lender, that contemplate a series of recurring loans and repayments, governed in each case by the terms of the one master note). Such instruments also may be structured to be, what would not otherwise be, a money market instrument by modifying the maturity of a security or interest rate adjustment feature to come within permissible limits.

Money market mutual funds (i.e., funds that comply with Rule 2a-7 of the 1940 Act) are permitted to purchase most money market instruments, subject to certain credit quality, maturity and other restrictions.

See “Bank Obligations,” “Corporate Debt Securities,” “Guaranteed Investment Contracts and Funding Agreements,” “Repurchase Agreements” and “U.S. Government Obligations.”

Money market instruments (other than certain U.S. government obligations) are not backed or insured by the U.S. government, its agencies or instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. See “Pass-Through Securities.”

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. Its objective is to increase the affordability of home mortgage funds for low- and middle-income home buyers. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the federal government. For example, the pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the U.S. and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of interest and ultimately collection of principal only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Portfolio will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Portfolio invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Securities

Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, and also by their political subdivisions, duly constituted offering authorities and instrumentalities. States, territories, possessions and municipalities may issue municipal bonds for a variety of reasons, including, for example, to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities also issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, industrial facilities or for water supply, gas, electricity or waste disposal facilities.

Municipal bonds generally are classified as “general obligation” or “revenue” bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Municipal bonds may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private activity bonds (such as an industrial development or industrial revenue bond) held by the Portfolio are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal Notes. Municipal notes are issued by states, municipalities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal obligation notes generally have maturities of one year or less. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Portfolio may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolio to be liquid because they are payable upon demand. The Portfolio has no specific percentage limitations on investments in master demand obligations.

There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Portfolio, an issue of municipal securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The portfolio managers will consider such an event in determining whether the Portfolio should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Portfolio will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of the Portfolio versus the greater relative safety that comes with a less concentrated investment portfolio.

Non-U.S. Securities

Non-U.S. securities are debt, equity or derivative securities determined by the Portfolio’s portfolio management team to be non-U.S. based on an issuer’s domicile, its principal place of business, the source of its revenue or other factors.

Forward non-U.S. currency exchange contracts—Forward non-U.S. currency exchange contracts establish an exchange rate at a future date. the Portfolio may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to “lock in” the U.S. dollar price of the security (a “transaction hedge”). In addition, when a non-U.S. currency suffers a substantial decline against the U.S. dollar, the Portfolio may enter into a forward sale contract to sell an amount of that non-U.S. currency approximating the value of some or all of the Portfolio’s securities denominated in such non-U.S. currency. When it is believed that the U.S. dollar may suffer a substantial decline against the non-U.S. currency, it may enter into a forward purchase contract to buy that non-U.S. currency for a fixed dollar amount (a “position hedge”).

The Portfolio may, however, enter into a forward contract to sell a different non-U.S. currency for a fixed U.S. dollar amount when it is believed that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the securities are denominated (a “cross-hedge”).

Non-U.S. currency hedging transactions are attempts to protect the Portfolio against changes in non-U.S. currency exchange rates between the trade and settlement dates of specific securities transactions or changes in non-U.S. currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might be realized should the value of the hedged currency increase.

Non-U.S. securities may pose risks greater than those typically associated with an equity, debt or derivative security due to: (1) restrictions on non-U.S. investment and repatriation of capital; (2) fluctuations in currency exchange rates, which can significantly affect the Portfolio’s share price; (3) costs of converting non-U.S. currency into U.S. dollars and U.S. dollars into non-U.S. currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible impositions of non-U.S. taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States.

Certain of the risks associated with investments in non-U.S. securities are heightened with respect to investments in emerging markets countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin, and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging markets securities also involves risks beyond the risks inherent in non-U.S. investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

As noted, non-U.S. securities also involve currency risks. The U.S. dollar value of a non-U.S. security tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. The Portfolio may purchase or sell forward non-U.S. currency exchange contracts in order to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and non-U.S. currencies. The Portfolio may also purchase and sell non-U.S. currency futures contracts and related options. See “Futures and Options.”

Pass-Through Securities (Participation Interests and Company Receipts)

A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Portfolio may purchase modified pass-through GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the United States government.

FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and guaranteed mortgage certificates. Participation certificates resemble GNMA Certificates in that the participation certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payments of interest on the participation certificates and the full return of principal. Guaranteed mortgage certificates also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but is not backed by the full faith and credit of the United States government.

FNMA issues guaranteed mortgage pass-through certificates. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by the FNMA as to timely payment of principal and interest but is not backed by the full faith and credit of the United States government.

There are also private entities that issue mortgage-backed securities that resemble those issued by GNMA, FHLMC and FNMA. Such private entities generally issue certificates that represent a pro rata interest in a pool of mortgages. Such certificates are not backed by the full faith and credit of the U.S. government. However, they typically maintain credit enhancement through the structure of the offering or from third party insurers.

Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securities holders, such as the Portfolio, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Estimated prepayment rates will be a factor considered in calculating the average weighted maturity of the Portfolio which owns these securities. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by the Portfolio might be converted to cash and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit the Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

REITs

A real estate investment trust, or REIT, is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. A mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

REITs may be affected by changes in the value of the underlying property owned or financed by the REIT; mortgage REITs also may be affected by the quality of credit extended. Mortgage REITs are dependent upon management skills and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for preferential treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties and the issuer’s management skills. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. Mortgage REITs are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics. In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

A repurchase agreement is a money market instrument that is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio’s cost plus interest). Repurchase agreements may be viewed, in effect, as loans made by the Portfolio which are collateralized by the securities subject to repurchase. Typically, the Portfolio will enter into repurchase agreements only with commercial banks and registered broker/dealers and only with respect to the highest quality securities, such as U.S. government obligations. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. See “Money Market Instruments.”

Repurchase Agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Pursuant to an exemptive order issued by the SEC, the Portfolio may “combine” uninvested cash balances into a joint account, which may be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

A reverse repurchase agreement is a contract under which the Portfolio sells a security for cash for a relatively short period (usually not more than one month) subject to the obligation of the Portfolio to repurchase such security at a fixed time and price (representing the seller’s cost plus interest). Reverse repurchase agreements may be viewed as borrowings made by the Portfolio.

Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and accordingly, under the requirements of the 1940 Act, the Portfolio is required to segregate permissible assets to cover their position.

Short Sales

Selling a security short is the sale of a security or commodity futures contract not owned by the seller. The technique is used in order to take advantage of an anticipated decline in the price or to protect a profit in a long-term position. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

The successful use by the Portfolio of short sales will be subject to the ability of the portfolio managers to correctly predict movements in the directions of the relevant market. The Portfolio therefore bears the risk that the portfolio managers will incorrectly predict future price directions. In addition, if the Portfolio sells a security short, and that security’s price goes up, the Portfolio will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that the Portfolio will not incur significant losses in such a case.

Selling securities short “against the box” entails many of the same risks and considerations described above. However, when the Portfolio sells short “against the box” it typically limits the amount of securities that the Portfolio has leveraged.

Stripped Securities

Stripped securities are derivatives in which an instrument’s coupon (or interest) is separated from its corpus (or principal) and then are re-sold separately, usually as zero-coupon bonds. See “Derivatives.” Because stripped securities are typically products of brokerage houses and the U.S. government, there are many different types and variations. For example, separately traded interest and principal securities, or STRIPS, are component parts of a U.S. Treasury security where the principal and interest components are traded independently through the Federal Book-Entry System. Stripped mortgage-backed securities, or SMBS, are also issued by the U.S. government or an agency. TIGERS are Treasury securities stripped by brokers. See also “Zero-Coupon, Pay-In-Kind and Step-Coupon Securities.”

If the underlying obligations experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Trust’s Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Portfolio’s per share net asset value.

Swap Agreements

Swap agreements are derivative instruments. See “Derivatives.” They can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Portfolio’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate, index, credit, equity, credit default and currency exchange rate swap agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift the Portfolio’s investment exposure from one type of investment to another. For example, if the Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio’s investments and its share price and yield. Additionally, whether the Portfolio’s use of swap contracts will be successful in furthering its investment objective will depend on the portfolio managers’ ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. However, the Portfolio will closely monitor the credit of a swap contract counterparty in order to minimize this risk. The Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The portfolio managers do not believe that the Portfolio’s obligations under swap contracts are senior securities and, accordingly, the Portfolio will not treat them as being subject to its borrowing restrictions.

Temporary Defensive Purposes

The Portfolio may hold cash or money market instruments. It may invest in these securities without limit, when its management team: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Hedging and Other Defensive Actions

The Portfolio may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to reduce relative risk by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the Portfolio’s portfolio against fluctuations in market value caused by market interest rate fluctuations, credit events or other market changes by investing in such instruments as financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap, credit default swap, or total return swap transactions or options on such swaps, or other forms of derivatives. The Portfolio may also use such investments or techniques to alter its portfolio’s investment characteristics (e.g., duration, yield curve positioning and credit quality) to achieve desired positioning. Such investments or techniques may operate to increase absolute levels of risk, as well as to hedge risk.

When the Portfolio enters into an index or financial futures contract, it is required to post an initial deposit of 1% to 5% of the total contract price. Typically, futures or option on futures holders enter into offsetting closing transactions to enable settlement in cash rather than taking delivery of the underlying security in the future. The Portfolio will only sell covered futures contracts, which means that the Portfolio segregates assets equal to the amount of the obligations.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the instrument used in a risk-reducing hedge and price movements in the securities being hedged creates the possibility that losses on the hedge by the Portfolio may be greater than gains in the value of the securities in the Portfolio’s portfolio being hedged, or that the gain on the hedge may be less than the losses on the Portfolio’s portfolio securities. Likewise, such imperfect price correlation may mean that the desired non-hedging adjustment to portfolio characteristics (such as lengthening duration) does not lead to the desired risk/return result. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out the hedging transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts or options sold on futures or swap contracts create an ongoing greater potential financial risk than do purchasing option transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

The Portfolio will not make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of such series’ net assets. The Portfolio will invest in these instruments only in markets believed by its management team to be active and sufficiently liquid.

The Portfolio reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations) to invest temporarily up to 100% of its assets in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Set forth below is additional information regarding the Portfolio’s defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated “contracts markets” by the CFTC.

The purchase of financial futures is for the purpose of hedging the Portfolio’s existing or anticipated holdings of long-term debt securities. When the Portfolio purchases a financial future, it deposits in cash or securities an “initial margin” of between 1% and 5% of the contract amount. Thereafter, the Portfolio’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Portfolio must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Portfolio may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Portfolio to settle the final determination and the Portfolio realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Portfolio’s existing or anticipated holdings of long-term debt securities. For example, if the Portfolio owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Portfolio’s portfolio would decline, but the value of the Portfolio’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Portfolio as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Portfolio may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Portfolio may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Portfolio might find it difficult or impossible to close out a particular transaction.

Options on Financial Futures. The Portfolio may also purchase or sell put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds, U.S. Treasury Notes, and/or Eurodollar futures contracts on The Chicago Board of Trade or the Chicago Mercantile Exchange. The purchase of put options on financial futures is analogous to the purchase or sale of put options by the Portfolio on its portfolio securities to hedge against the risk of rising or declining interest rates. As with options on debt securities, the holder of an option may terminate his position by buying or selling an option of the same type. There is no guarantee that such closing transactions can be effected.

Index Contracts

Index Futures. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. The Portfolio may also purchase or sell put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in Nuveen Asset Management’s opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

The Portfolio may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Portfolio’s

Board of Trustees (“Qualified Institutions”). Nuveen Asset Management will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Portfolio’s Board of Trustees.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Portfolio to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

The Portfolio may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Portfolio’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return or spread. The Portfolio also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Portfolio anticipates purchasing at a later date.

Whether the Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on a Portfolio by the Code may limit the Portfolio’s ability to use swap agreements. The swap market is largely unregulated.

Short-Term Investments

The Prospectus discusses briefly the ability of the Portfolio to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds (“short-term investments”). Short-term investments will not exceed 20% of the Portfolio’s assets except when made for defensive purposes or when held as collateral against other derivative positions. The Portfolio will invest only in taxable short-term investments that are either U.S. government securities or are rated within the highest grade by Moody’s, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

The Portfolio may invest in the following federally tax-exempt short-term investments:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Portfolio may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Portfolio will bear its proportionate share of the money market fund’s fees and expenses.

The Portfolio may also invest in the following taxable short-term investments:

Certificates of Deposit (CDs). A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Portfolio will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Money Market Funds. These funds pay interest income that is taxable on the federal and state levels. The Portfolio will bear its proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—	Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—	Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

—	Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities. Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. government itself will pay interest and principal on securities as to which it is not legally so obligated.

Other Corporate Obligations. The Portfolio may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Portfolio’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Portfolio will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of the portfolio managers present minimal credit risk. The risk to the Portfolio is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Portfolio might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Portfolio may be delayed or limited. The portfolio managers will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, the portfolio managers will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. The Portfolio will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

U.S. Government Obligations

U.S. government obligations are money market instruments. They include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA.

Because of their relative liquidity and high credit quality, U.S. government obligations are often purchased by the money market funds, and can in some instances, such as for Treasury reserves, comprise almost all of their portfolios.

In the case of those U.S. government obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.

Variable- and Floating-Rate Instruments

These types of securities have variable- or floating-rates of interest and, under certain limited circumstances, may have varying principal amounts. Unlike a fixed interest rate, a variable or floating interest rate is one that rises and falls based on the movement of an underlying index of interest rates. For example, many credit cards charge variable interest rates, based on a specific spread over the prime rate. Most home equity loans charge variable rates tied to the prime rate.

Variable- and floating-rate instruments pay interest at rates that are adjusted periodically according to a specified formula; for example, some adjust daily and some adjust every six months. The variable- or floating-rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, the Portfolio could be adversely affected by the use of variable- or floating-rate obligations.

Warrants and Rights

A warrant is a type of security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common stock, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener in order to enhance the marketability of the accompanying fixed-income securities. Warrants are freely transferable and are traded on major exchanges. The prices of warrants do not necessarily correlate with the prices of the underlying securities and are, therefore, generally considered speculative investments.

The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration, if any. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

When-Issued Purchases, Delayed Delivery and Forward Commitments

The Portfolio may agree to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities. These types of securities are those for which the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that the buyer enters into the commitment.

The Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of the Portfolio starting on the date that the Portfolio agrees to purchase the securities. The Portfolio does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio’s assets. Fluctuations in the value of the underlying securities are not reflected in the Portfolio’s net asset value as long as the commitment remains in effect.

Investment in securities on a when-issued or delayed delivery basis may increase the Portfolio’s exposure to market fluctuation and may increase the possibility that the Portfolio’s shareholders will suffer adverse federal income tax consequences if the Portfolio must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Portfolio relies on the other party to complete the transaction. If the transaction is not completed, the Portfolio may miss a price or yield considered to be advantageous.

In delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when the Portfolio purchases securities on such a delayed delivery basis, it immediately assumes the risk of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending upon market conditions, the Portfolio’s delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Portfolio’s total assets, including the value of when-issued and delayed delivery securities held by the Portfolio, exceed its net assets.

Zero-Coupon, Pay-In-Kind and Step-Coupon Securities

A zero-coupon security is one that makes no periodic interest payments but instead is sold at a deep discount from its face value. There are many different kinds of zero-coupon securities. The most commonly known is the zero-coupon bond, which either may be issued at a deep discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons off a bond and sells the bond of the note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and the zero-coupon issue is marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGER (Treasury Investor Growth Receipt) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds are also issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the worry about paying federal income tax on imputed interest, since the interest is exempt for federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages also exist; they work on the same principle as zero-coupon bonds—the CD holder or mortgage holder receives face value at maturity, and no payments until then. See “Stripped Securities.”

Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

In general, owners of zero-coupon, step-coupon and pay-in-kind bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of these bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer, and are not required to act in concert with other holders of such bonds.

Generally, the market prices of zero-coupon, step-coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are the most volatile of all fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying out interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than full-coupon bonds, because the bonds have locked in a particular rate of reinvestment that becomes more attractive the further rates fall. The greater the number of years that a zero-coupon security has until maturity, the less an investor has to pay for it, and the more leverage is at work for the investor. For example, a bond maturing in 5 years may double in value, but one maturing in 25 years may increase in value 10 times, depending on the interest rate of the bond.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Portfolio by the Adviser under the Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is ten, none of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Portfolio, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 103 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 103 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 1940	Trustee	Term—Indefinite* Length of Service— Since 2006	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206	None

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2006	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	206	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2006	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	206	Director (since 2004) of Xerox Corporation.

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 1942	Trustee	Term—Indefinite* Length of Service—Since 2006

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.

				206	None

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite* Length of Service—Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets–the Americas (2006-2007), CEO of Wholesale Banking–North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206	None

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William J. Schneider 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since 2006	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Mid-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2006	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206	Director, CBOE Holdings, Inc. (since 2010).

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 1944	Trustee	Term—Indefinite* Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	206	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite* Length of Service— Since 2008

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				206	None

*	Each trustee serves an indefinite term until his or her successor is elected.

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term—Until August 2014 Length of Service— Since 2006

Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				206

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term—Until August 2014 Length of Service— Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term—Until August 2014 Length of Service— Since 2006	Managing Director of Nuveen Investments Holdings, Inc.	206

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term—Until August 2014 Length of Service— Since 2006	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	206

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term—Until August 2014 Length of Service—Since 2009

Managing Director and Treasurer (since 2009) of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.

				206

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Chief Compliance Officer	Term—Until August 2014 Length of Service— Since 2006	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Until August 2014 Length of Service— Since 2006	Senior Vice President of Nuveen Investments Holdings, Inc.	206

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term—Until August 2014 Length of Service— Since 2007

Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.

				206

Name, Business Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service— Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2014 Length of Service— Since August 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

Jeffery M. Wilson 333 West Wacker Drive Chicago, IL 60606 1956	Vice President	Term—Until August 2014 Length of Service— Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	103

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of the funds in the Nuveen Fund complex. All of the independent trustees/directors serve on the Board of every fund in the Nuveen Fund complex; however, certain interested trustees serve only on the Boards of certain funds within the Nuveen Fund complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected and William J. Schneider to serve as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, and Judith M. Stockdale. During the fiscal year ended July 31, 2013, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended July 31, 2013, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, Inc. (”Nuveen Investments”), 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, Nuveen Securities, LLC (the “Distributor”) and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended July 31, 2013, the Nominating and Governance Committee met five times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended July 31, 2013, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, John K. Nelson, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended July 31, 2013, the Compliance Committee met six times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are, David J. Kundert, William J. Schneider, Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. During the fiscal year ended July 31, 2013, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Robert P. Bremner

Mr. Bremner, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committe. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves as the Chairman of The Board of Trustees of Marian University, and is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine Group entities. He is currently a member of the boards of WDPR Public radio station, of Mid-America Health System and of Tech Town, Inc., a not-for-profit Dayton community development corporation. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin

Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner, Promus Capital (since 2008). From 2008 to 2013, he was a Director, Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Portfolio for the fiscal year ended July 31, 2013, (2) the amount of total compensation paid by the Portfolio that has been deferred, and (3) the total compensation paid to each trustee by the Nuveen Funds during the fiscal year ended July 31, 2013.

Name of Trustee	Aggregate Compensation From Portfolio[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From the Portfolio and Nuveen Funds Complex Paid to Trustee[3]
Robert P. Bremner	$17	$—	$351,653
Jack B. Evans	13	—	284.220
William C. Hunter	12	—	249,850
David J. Kundert	14	—	295,475
John K. Nelson[4]	—	—	—
William J. Schneider	14	—	317,850
Judith M. Stockdale	13	—	283,376
Carole E. Stone	13	—	278,364
Virginia L. Stringer	12	—	257,350
Terence J. Toth	14	—	301,569

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended July 31, 2013, for services to the Portfolio.

[2]	Pursuant to a deferred compensation agreement with the Portfolio, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible

Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Portfolio.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one-year period ended July 31, 2013, for services to the Nuveen Funds.

[4]	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

Effective January 1, 2012, independent trustees received a $130,000 annual retainer, which was increased to $140,000 as of January 1, 2013, plus they receive (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Portfolio has no employees. The officers of the Trust serve without any compensation from the Portfolio.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Portfolio, and (ii) each trustee’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, based on the value of fund shares as of September 30, 2013:

Name of Trustee	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert P. Bremner	$0	Over $100,000
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	Over $100,000
David J. Kundert	$0	Over $100,000
John K. Nelson[1]	$0	$0
William J. Schneider	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Carole E. Stone	$0	Over $100,000
Virginia L. Stringer	$0	Over $100,000
Terence J. Toth	$0	Over $100,000

[1]	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

As of November 4, 2013, the officers and trustees of the Portfolio, in the aggregate, owned less than 1% of the shares of the Portfolio.

As of November 4, 2013, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Portfolio or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Portfolio.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of the Portfolio, with responsibility for the overall management of the Portfolio. The Adviser is also responsible for managing the Portfolio’s business affairs and providing day-to-day administrative services to the Portfolio. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolio of the Portfolio. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Portfolio” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois.

The Portfolio’s investment management agreement with the Adviser does not require the Portfolio to pay any management or other fees. Although the Portfolio does not compensate the

Adviser directly for its services under the investment management agreement, the Adviser may benefit from its relationship with the sponsors of separately managed account programs in which the Portfolio is an investment option.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of the Portfolio.

Portfolio Managers

Timothy A. Palmer, CFA, Jeffrey J. Ebert, CFA, and Marie A. Newcome, CFA, have primary responsibility for the day-to-day implementation of the investment strategies of the Portfolio.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Portfolio’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Portfolio’s pre-tax investment performance, generally measured over the past one- and three- or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Portfolio generally is determined by evaluating the Portfolio’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Portfolio and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Portfolio, as of July 31, 2013, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
Timothy A. Palmer	Registered Investment Companies	5	$2.4 billion	0	0
	Other Pooled Investment Vehicles	1	64.6 million	0	0
	Other Accounts	8	481.0 million	0	0
Jeffrey J. Ebert	Registered Investment Companies	3	1.8 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	21	1.2 billion	1	$101.3 million
Marie A. Newcome	Registered Investment Companies	1	634.7 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	17	245.0 million	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Portfolio and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities

The following table indicates as of July 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Portfolio they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

A	- $0
B	- $1 - $10,000
C	- $10,001 - $50,000
D	- $50,001 - $100,000
E	- $100,001 - $500,000
F	- $500,001 - $1,000,000
G	- More than $1 million

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Portfolio Managed
Timothy A. Palmer	A
Jeffrey J. Ebert	A
Marie A. Newcome	A

Transfer Agent

The Portfolio’s transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8530, Boston, Massachusetts 02266-8530.

Custodian

The custodian of the assets of the Portfolio is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Portfolio’s shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated August 1, 1998 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Portfolio appointed the Distributor to be its agent for the distribution of the Portfolio’s shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

CODES OF ETHICS

The Portfolio, the Adviser, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Portfolio’s securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Portfolio, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

PROXY VOTING POLICIES

The Portfolio invests its assets primarily in debt securities, which generally do not issue proxies. However, the Portfolio may also invest in other types of securities that may issue proxies.

The Portfolio has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Portfolio are voted consistently and solely in the best economic interests of the Portfolio.

A member of the Portfolio’s management team is responsible for oversight of the Portfolio’s proxy voting process. With regard to equity securities, Nuveen Asset Management has engaged the services of Institutional Shareholder Services Inc. (“ISS”) to make recommendations on the voting of proxies relating to securities held by the Portfolio and managed by Nuveen Asset Management. ISS provides voting recommendations based upon established guidelines and practices. Nuveen Asset Management reviews and frequently follows ISS recommendations. However, on selected issues, Nuveen Asset Management may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Portfolio. If Nuveen Asset Management manages the assets of a company or its pension plan and any of Nuveen Asset Management’s clients hold any securities of that company, Nuveen Asset Management will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest. Where a material conflict of interest has been identified by Nuveen Asset Management and ISS does not offer a recommendation on the matter, Nuveen Asset Management shall disclose the conflict and Nuveen Asset Management’s Proxy Voting Committee shall determine the manner in which to vote and notify the Portfolio’s Board of Trustees or its designated committee.

Although Nuveen Asset Management has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Nuveen Asset Management does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Nuveen Asset Management is unable to consider such information when determining whether there are material conflicts of interests.

Nuveen Asset Management has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies.

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Portfolio, the placement of the Portfolio’s securities business, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Portfolio expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of the Portfolio’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen

Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily responsible for the placement of the portfolio transactions of the Portfolio, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Portfolio. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Portfolio from time to time, it is the opinion of the Board of Trustees that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table sets forth the aggregate amount of brokerage commissions paid by the Portfolio for the specified periods:

	Aggregate Amount of Brokerage Commissions
	8/01/10 - 7/31/11	8/01/11- 7/31/12	8/01/12 - 7/31/13
Enhanced Multi-Strategy Income Portfolio	$759	$47	$23

During the fiscal year ended July 31, 2013, the Portfolio did not pay commissions to brokers in return for research services.

The Portfolio has acquired during the fiscal year ended July 31, 2013 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Portfolio’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended July 31, 2013:

Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/ Dealer or Parent (as of July 31, 2013)
Bank of America Securities LLC	Bank of America Corporation	$176,113
Bank of America Securities LLC	Bank of America Corporation	11,332
Bank of America Securities LLC	Bank of America, Forward Foreign Currency Contract	(2,001	) *
BNP Paribas Securities	BNP Paribas Securities	—
Citigroup Global Markets Inc.	Citigroup Inc.	57,244
Citigroup Global Markets Inc.	Citigroup Inc.	105,358
Citigroup Global Markets Inc.	Citigroup Inc.	49,012
Credit Suisse Securities LLC	Credit Suisse Securities LLC	—
Jefferies High Yield Trading LLC	Jefferies High Yield Trading LLC	—
JPMorgan Securities LLC	JPMorgan Chase & Company	86,244

Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/ Dealer or Parent (as of July 31, 2013)
JPMorgan Securities LLC	JPMorgan Chase & Company	42,582
JPMorgan Securities LLC	JPMorgan Chase & Company	9,282
JPMorgan Securities LLC	JPMorgan, Forward Foreign Currency Contract	(344	) *
JPMorgan Securities LLC	JPMorgan, Credit Default Swap	33,516	*
Morgan Stanley Company Inc.	Morgan Stanley	57,651
Morgan Stanley Company Inc.	Morgan Stanley	49,813
RBC Capital Markets	RBC Capital Markets	—
State Street Bank and Trust Co.	State Street Bank, Repurchase Agreement	1,320,537
Wells Fargo Securities LLC	Wells Fargo & Company	4,787
Wells Fargo Securities LLC	Wells Fargo Capital Trust	49,500

*	Amount represents Unrealized Appreciation (Depreciation) (US Dollars)

Under the 1940 Act, the Portfolio may not purchase portfolio securities from any underwriting syndicate of which the Distributor is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Portfolio, the amount of securities that may be purchased in any one issue and the assets of the Portfolio that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the independent trustees.

Portfolio Trading and Turnover

The Portfolio will make changes in its investment portfolio from time to time in order to seek to take advantage of opportunities in the market and to limit exposure to market risk. The Portfolio may also engage to a limited extent in short-term trading consistent with its investment objectives. Changes in the Portfolio’s investments are known as “portfolio turnover.”

The Portfolio’s turnover rate increased from 55% to 201% during its most recent fiscal year due to changing market conditions and investing in accordance with the Portfolio’s strategy.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Portfolio’s holdings. In accordance with this policy, the Portfolio may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Portfolio’s publicly accessible website, www.nuveen.com. A complete list of portfolio holdings information is generally made available on the Portfolio’s website following the end of each month with an approximately one-month lag. Additionally, the Portfolio publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Portfolio files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Additionally, the Portfolio may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Portfolio’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Portfolio as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Portfolio may disclose on an ongoing basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including ISS, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Portfolio’s independent trustees (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the Adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Portfolio’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Portfolio, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Portfolio and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Portfolio’s policy. Reports are made to the Portfolio’s Board of Trustees on an annual basis.

There is no assurance that the Portfolio’s policies on portfolio holdings information will protect the Portfolio from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Altrinsic Global Advisors, LLC

Barclays Capital, Inc.

Barra

Bloomberg

BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

Broadridge Systems

Cantor Fitzgerald & Co.

Chapman and Cutler LLP

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Dresdner Kleinwort Securities, LLC

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

First Clearing, LLC

Forbes

Glass, Lewis & Co.

Goldman Sachs & Co.

HSBC Securities (USA), Inc.

ING Financial Markets, LLC

The Investment Company Institute

ISS

Jefferies & Company, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities, Inc.

Lazard Asset Management, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith

Moody’s

Morgan Stanley & Co., Inc.

Morningstar, Inc.

MS Securities Services, Inc.

Newedge USA, LLC

Nuveen Asset Management, LLC

Nuveen Fund Advisors, LLC

Pershing, LLC

PricewaterhouseCoopers LLP

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

RBS Securities, Inc.

R.R.Donnelley & Sons Company

R.R. Donnelley Financial

Scotia Capital (USA), Inc.

SG Ameritas Securities, LLC

Societe Generale, New York Branch

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

TD Ameritrade Clearing, Inc.

ThomsonReuters LLC

UBS Securities, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank N.A.

Value Line

Vestek Systems, Inc.

Vickers

Wells Fargo Securities, LLC

Wilshire Associates Incorporated

NET ASSET VALUE

The Portfolio’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

SHARES OF BENEFICIAL INTEREST

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Each currently authorized and outstanding series consists of one class of shares. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Portfolio have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Portfolio itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The following table sets forth the percentage ownership of each person, who, as of November 4, 2013, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the Portfolio’s shares.

Name of Portfolio	Name and Address of Owner	Percentage of Ownership
Enhanced Multi-Strategy Managed Accounts Portfolio	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	94.63%

	Nuveen Investments Inc PO Box 5043 Boston MA 02206-5043	5.37%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Portfolio. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances, or if you are investing through a tax-deferred account, such as an IRA or 401(k) plan. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Portfolio. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Portfolio’s counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Portfolio. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Portfolio Status

The Portfolio intends to qualify as a “regulated investment company” under the federal tax laws. If the Portfolio qualifies as a regulated investment company and distributes its income as required by the tax law, the Portfolio generally will not pay federal income taxes. If the Portfolio fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Portfolio itself will generally be subject to federal income taxation (which will reduce the amount of Portfolio income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from capital gains realized by the Portfolio).

Qualification as a Regulated Investment Company

As a regulated investment company, the Portfolio generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. The Portfolio also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in a “qualified publicly traded partnership” (as such term is defined in the Code). The Portfolio must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio’s taxable year, (1) 50% or more of the value of the Portfolio’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Portfolio’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by the Portfolio.

Distributions

Portfolio distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the Portfolio’s distributions into three categories, ordinary income distributions, and capital gains dividends and return of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Portfolio may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Portfolio may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from the Portfolio is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Portfolio that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Portfolio because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Portfolio from certain corporations may be reported by the Portfolio as being eligible for the dividends received deduction.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% for taxpayers in the 39.6% tax bracket, 15% for taxpayers in the 25%, 28%, 33% and 35% tax brackets and 0% for taxpayers in the 10% and 15% tax brackets. Capital gains may also be subject to the “Medicare tax” described above. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Portfolio and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Taxation of Certain Ordinary Income Dividends

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Portfolio are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Portfolio itself. The Portfolio will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Portfolio securities when you redeem shares or when the Portfolio terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of the Portfolio for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Portfolio Expenses

Expenses incurred and deducted by the Portfolio will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of the Portfolio expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

You should be aware that different separately managed account program sponsors charge their own clients differing wrapped or bundled fees based, among other things, on the services being provided by the sponsor. This structure raises the question of whether the Internal Revenue Service (“IRS”) or a court might attribute these differing payment rates to the Portfolio. Such a position, if asserted, could raise issues of whether the structure produces preferential dividends and, in turn, whether the Portfolio qualifies for tax treatment as a regulated investment company. If in any year the

Portfolio should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Portfolio would incur a regular corporate federal income tax upon its income for that year. Distributions to its shareholders would be taxable dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Such taxable dividends should qualify for the dividends received deduction for corporate shareholders and should be taxable as qualified dividend income for federal income tax purposes for individual shareholders to the extent certain holding period requirements and other requirements are satisfied. The Board of Trustees reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Nuveen Asset Management believes that based upon its arrangements with the various separately managed account program sponsors and the intended operation of the Portfolio, these concerns should not arise. You should be aware, however, that there is no authority on point, and that if the IRS or a court were to take a contrary position, the Portfolio’s fee arrangement could cause the dividends paid by the Portfolio not to qualify for the dividends-paid deduction because they were considered preferential dividends. In that case, the Portfolio would fail to qualify as a regulated investment company with the consequences described above.

You should be aware that the IRS has issued a memorandum which indicates that an asset-based “flat-fee” paid by an investor to an investment adviser for investment services is not a “carrying charge” (and is therefore not capitalized). Rather, the memorandum indicates that the fees paid to the investment adviser are currently deductible (subject to applicable limitations, discussed below) investment expenses. Were the position described in the memorandum to apply to the wrapped or bundled fees paid to the managed account program sponsors, such fees would likely be treated by shareholders as “miscellaneous itemized deductions” and would be deductible only to the extent that the shareholder claims itemized deductions (versus the standard deduction) and, further, to the extent that the shareholder’s total miscellaneous itemized deductions for a taxable year exceed two percent of the shareholder’s adjusted gross income. Some individuals may also be subject to further limitations on the amount of their itemized deductions, depending on their income.

Non-U.S. Tax Credit

If the Portfolio invests in any non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Portfolio paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Portfolio paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments In Certain Non-U.S. Corporations

If the Portfolio holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Portfolio could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Shareholders. The Portfolio will not be able to pass through to its Shareholders any credit or deduction for such taxes. The Portfolio may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Portfolio would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Portfolio will be characterized as dividends for federal income tax purposes (other than dividends which the Portfolio properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Portfolio that are properly reported by the Portfolio as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Portfolio makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Portfolio beginning prior to 2014, distributions from the Portfolio that are properly reported by the Portfolio as an interest-related dividend attributable to certain interest income received by the Portfolio or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Portfolio may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Portfolio makes certain elections and certain other conditions are met. In addition, distributions in respect of shares after June 30, 2014 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. Dispositions of shares by such persons may be subject to such withholding after December 31, 2016.

Capital Loss Carry-Forward

When the Portfolio has a capital loss carry-forward, it does not make capital gains distributions until the loss has been offset or expired. As of July 31, 2013, the Portfolio did not have any capital loss carry-forwards available for federal income tax purposes.

PURCHASE AND REDEMPTION OF SHARES

As described in the Prospectus, the Portfolio is only available to separately managed account clients where Nuveen Fund Advisors has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client.

Suspension of Right of Redemption

The Portfolio may suspend the right of redemption of shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Portfolio’s investments or determination of its net asset value is not reasonably practicable, or (c)  for any other periods that the SEC by order may permit for protection of Portfolio shareholders.

Frequent Trading Policy

Because the Portfolio is designed to be a component of a separately managed account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. The Portfolio is managed in a manner that is consistent with its role in the separately managed account. Because all purchase and redemption orders are initiated by Nuveen Fund Advisors, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Portfolio.

DISTRIBUTION

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Portfolio’s shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. The Distributor receives for its services the excess, if any, of the sales price of the Portfolio’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor may act as a Dealer.

FINANCIAL STATEMENTS

The audited financial statements for the Portfolio’s most recent fiscal year appear in the Portfolio’s Annual Report dated July 31, 2013. The Portfolio’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s Ratings Group (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term credit ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and the promise S&P imputes

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

A-2

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

A-3

International Long-Term Ratings

Issuer Credit Rating Scales

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally High levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD	Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

A-4

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-term and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category, or to categories below ‘B’.

‘WD’ indicates that the rating has been withdrawn and is no longer rated by Fitch.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action. A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period.

A-5

MAI-EIMAP-1113P

PART C — OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Amended and Restated Declaration of Trust.(2)
(a)(2)	Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, dated November 15, 2011.(4)
(b)	By-Laws of Registrant.(2)
(c)	Not applicable.
(d)(1)	Management Agreement between Registrant and Nuveen Fund Advisors, Inc. (f/k/a Nuveen Asset Management), dated November 13, 2007.(3)
(d)(2)	Renewal of Management Agreement between Registrant and Nuveen Fund Advisors, LLC (f/k/a Nuveen Fund Advisors, Inc. and Nuveen Asset Management), dated July 29, 2013.(6)
(d)(3)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, Inc. (n/k/a Nuveen Fund Advisors, LLC) and Nuveen Asset Management, LLC, dated January 1, 2011.(4)
(d)(4)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC (f/k/a Nuveen Fund Advisors, Inc.) and Nuveen Asset Management, LLC, dated July 26, 2013.(6)
(e)(1)	Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated May 1, 2007.(2)
(e)(2)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 6, 2013.(6)
(f)	Not applicable.
(g)(1)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated February 25, 2005.(1)
(g)(2)	Appendix A to Custodian Agreement, dated June 17, 2013.(6)
(h)(1)	Transfer Agency and Service Agreement between the Nuveen Funds and Boston Financial Data Services, Inc., dated May 11, 2012.(5)
(h)(2)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated June 17, 2013.(6)
(i)	Not applicable.
(j)(1)	Consent of Independent Registered Public Accounting Firm, dated November 26, 2013.(6)
(j)(2)	Consent of Independent Registered Public Accounting Firm, dated November 26, 2013.(6)
(k)	Not applicable.
(l)	Subscription Agreement between Registrant and Nuveen Fund Advisors, Inc. (f/k/a Nuveen Asset Management), dated March 13, 2007.(2)
(m)	Not applicable.
(n)	Not applicable.
(o)	Reserved.
(p)(1)	Code of Ethics, as amended January 1, 2013.(6)
(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, effective January 1, 2013.(6)
(q)(1)	Original Power of Attorney of Mr. Nelson, dated September 1, 2013.(6)
(q)(2)	Original Powers of Attorney of Messrs. Bremner, Evans, Hunter, Kundert, Schneider and Toth and Mss. Stockdale, Stone and Stringer, dated October 13, 2013.(6)

(1)	Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2)	Incorporated by reference to pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3)	Incorporated by reference to post-effective amendment no. 2 filed on Form N-1A for Registrant.
(4)	Incorporated by reference to post-effective amendment no. 10 filed on Form N-1A for Registrant.
(5)	Incorporated by reference to post-effective amendment no. 12 filed on Form N-1A for Registrant.
(6)	Filed herewith.

Item 29. Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) (formerly known as Nuveen Fund Advisors, Inc. and Nuveen Asset Management) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
William Adams IV, Co-President	Director or trustee of 135 funds in the Nuveen Fund complex (since 2013); Senior Executive Vice President, Global Structured Products, of Nuveen Investments, Inc.; Executive Vice President of Nuveen Securities, LLC; President (since August 2011) of Nuveen Commodities Asset Management, LLC.

Thomas J. Schreier, Jr., Co-President	Director or trustee of 135 funds in the Nuveen Fund complex (since 2013); Vice Chairman, Wealth Management of Nuveen Investments, Inc.; Co-Chief Executive Officer (since 2011) of Nuveen Securities, LLC; Chairman of Nuveen Asset Management, LLC; formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors; formerly, President of First American Funds.

Robert D. Luse, Executive Vice President	Executive Vice President of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy, Executive Vice President and Secretary

Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Vice President and Secretary (since 2013) of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management LLC.
Joseph T. Castro, Managing Director and Chief Compliance Officer	Managing Director (since 2011), Head of Compliance (since 2013) of Nuveen Investments Inc.

Stuart J. Cohen, Managing Director and Assistant Secretary

Managing Director and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Sherri A. Hlavacek, Managing Director and Controller

Managing Director and Corporate Controller of Nuveen Investments, Inc. and Nuveen Securities, LLC; Managing Director and Controller of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

Timothy N. Kafesjian, Senior Vice President	Senior Vice President of Nuveen Securities, LLC; Vice President of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Tradewinds Global Investors, LLC.
Lucas A. Satre, Senior Vice President and Assistant Secretary

Senior Vice President and Secretary of Nuveen Securities LLC; Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as sub-investment adviser to the Registrant for Municipal Total Return Managed Accounts Portfolio and Enhanced Multi-Strategy Income Managed Accounts Portfolio and also serves as sub-investment adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. The following is a list of the senior officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Asset Management who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Asset Management appears below:

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
Thomas J. Schreier, Jr.	Chairman	Director or trustee of 135 funds in the Nuveen Fund complex (since 2013); Vice Chairman, Wealth Management, of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC; Co-Chief Executive Officer of Nuveen Securities, LLC; formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors, formerly, President, First American Funds.

William T. Huffman	President	Previously, Chief Operating Officer, Municipal Fixed Income (2008-2011) of Nuveen Fund Advisors, LLC; CPA.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
Robert D. Luse	Executive Vice President	Executive Vice President of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy	Executive Vice President and Secretary	Executive Vice President and Secretary of Nuveen Fund Advisors, LLC; Executive Vice President (since 2008), Secretary and General Counsel (since 2006) of Nuveen Investments, Inc.; Vice President and Secretary (since 2013) of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc.; Vice President and Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management LLC.

Charles R. Manzoni, Jr.	Executive Vice President, Chief Operating Officer and General Counsel	Managing Director of Nuveen Investment Holdings, Inc.; formerly, Chief Risk Officer, and Secretary and General Counsel, director on Board of Directors, FAF Advisors.

Lucas A. Satre	Senior Vice President and Assistant Secretary	Senior Vice President and Secretary of Nuveen Securities, LLC; Senior Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Mark Slevin	Senior Vice President	Senior Vice President of Nuveen Investment Holdings, Inc.

Stuart J. Cohen	Managing Director and Assistant Secretary	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Sherri A. Hlavacek	Managing Director and Controller	Managing Director and Corporate Controller of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director and Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc. (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

Diane S. Meggs	Vice President and Chief Compliance Officer	Vice President and Compliance Manager (since 2011) of Nuveen Fund Advisors, LLC; Chief Compliance Officer (since 2013) of Nuveen Investments Advisers Inc., formerly, Compliance Manager (2004-2013).

Item 32. Principal Underwriters

(a) Nuveen Securities, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Investment Funds, Inc., Nuveen Strategy Funds, Inc. and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
William Adams IV 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Head of Institutional Sales and Product Strategy and Development	Vice President

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606	Managing Director and Treasurer	Vice President and Treasurer

Sherri A. Hlavacek 333 West Wacker Drive Chicago, IL 60606	Managing Director and Corporate Controller	None

Carl M. Katerndahl 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Head of Distribution and Corporate Marketing	None

Robert D. Luse 333 West Wacker Drive Chicago, IL 60606	Executive Vice President	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Vice President and Secretary

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402	Managing Director and Assistant Secretary	Vice President and Assistant Secretary

Glenn R. Richter 333 West Wacker Drive Chicago, IL 60606	Co-Chief Executive Officer and Chief Operating Officer	None

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Senior Vice President, Secretary and General Counsel	None

Thomas S. Schreier, Jr. 333 West Wacker Drive Chicago, IL 60606	Co-Chief Executive Officer	None

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Chief Administrative Officer

(c) Not applicable.

Item 33. Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois, on the 27th day of November, 2013.

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST

By:	/S/ KEVIN J. MCCARTHY
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ STEPHEN D. FOY STEPHEN D. FOY	Vice President and Controller (principal financial and accounting officer)			November 27, 2013

/S/ GIFFORD R. ZIMMERMAN GIFFORD R. ZIMMERMAN	Chief Administrative Officer (principal executive officer)			November 27, 2013

WILLIAM J. SCHNEIDER*	Chairman of the Board and Trustee	ý ï ï ï ï ï ï ï ï ï ï ï ï ï þ ï ï ï ï ï ï ï ï ï ï ï ï ï þ	By:	/S/ KEVIN J. MCCARTHY KEVIN J. MCCARTHY Attorney-in-Fact November 27, 2013
ROBERT P. BREMNER*	Trustee
JACK B. EVANS*	Trustee
WILLIAM C. HUNTER*	Trustee
DAVID J. KUNDERT*	Trustee
JOHN K. NELSON*	Trustee
JUDITH M. STOCKDALE*	Trustee
CAROLE E. STONE*	Trustee
VIRGINIA L. STRINGER*	Trustee
TERENCE J. TOTH*	Trustee

*	An original power of attorney authorizing, among others, Kevin J. McCarthy and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein or is filed herewith.

EXHIBIT INDEX

Exhibit Number	Exhibit

(d)(2)	Renewal of Management Agreement between Registrant and Nuveen Fund Advisors, LLC (f/k/a Nuveen Fund Advisors, Inc. and Nuveen Asset Management), dated July 29, 2013.

(d)(4)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC (f/k/a Nuveen Fund Advisors, Inc.) and Nuveen Asset Management, LLC, dated July 26, 2013.

(e)(2)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 6, 2013.

(g)(2)	Appendix A to Custodian Agreement, dated June 17, 2013.

(h)(2)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated June 17, 2013.

(j)(1)	Consent of Independent Registered Public Accounting Firm, dated November 26, 2013.

(j)(2)	Consent of Independent Registered Public Accounting Firm, dated November 26, 2013.

(p)(1)	Code of Ethics, as amended January 1, 2013.

(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, effective January 1, 2013.

(q)(1)	Original Power of Attorney of Mr. Nelson, dated September 1, 2013.

(q)(2)	Original Powers of Attorney of Messrs. Bremner, Evans, Hunter, Kundert, Schneider and Toth and Mss. Stockdale, Stone and Stringer, dated October 13, 2013.